EXHIBIT 99.2

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is made as of December 5, 2004 by and among Gloria Jean’s Gourmet Coffees Corp., an Illinois corporation (“GJGC”), Gloria Jean’s Gourmet Coffees Franchising Corp., an Illinois corporation (“GJGCFC,” and together with GJGC, the “Seller”), and Diedrich Coffee, Inc. (“Diedrich”), a Delaware corporation, on the one hand, and Gloria Jean’s Coffees International Pty. Ltd., a corporation organized under the laws of Australia (“GJCI”), Gloria Jean’s Coffees Holdings Pty. Ltd., a corporation organized under the laws of Australia (“GJCH,” and together with GJCI, the “Purchaser”), Jireh International Pty. Ltd., a corporation organized under the laws of Australia (“Jireh”), and Jireh Group Pty. Ltd., a corporation organized under the laws of Australia (“Jireh Group,” and together with Jireh, the “Jireh Parties”), on the other hand. Certain additional capitalized terms are defined in Section 9.1 of this Agreement.

WHEREAS, the Seller currently owns the Gloria Jean’s coffee brand and distributes and sells specialty coffees under such brand through various channels, including through company owned and franchised stores, both within and outside of the United States;

WHEREAS, subject to the terms, conditions and exceptions contained in this Agreement, the Seller desires to sell, and the Purchaser desires to purchase, the intellectual property that constitutes the Gloria Jean’s coffee brand outside of the United States (except for certain rights retained in Australia) and the rights to the contracts and agreements specified on Schedule 1.1(a)(ii) attached hereto (collectively, the “Business”); and

WHEREAS, following the consummation of the transactions contemplated by this Agreement, the Seller will continue to roast, distribute and sell specialty coffees under the Gloria Jean’s brand in the United States through various retail and wholesale channels, including through company-owned and sub-franchised stores.

NOW, THEREFORE, in consideration of the representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

ARTICLE I

ASSET PURCHASE

1.1 Purchase and Sale of Assets.

(a) Acquired Assets. Subject to the terms and conditions of this Agreement, the Purchaser shall purchase from the Seller, and the Seller shall sell, transfer, convey, assign and deliver to the Purchaser, at the Closing, for the consideration set forth herein, all right, title and interest in and to all of the following assets, properties and rights which are exclusively used in the conduct of the Business (collectively, the “Acquired Assets”):

(i) Intellectual Property rights owned by the Seller and set forth on Schedule 1.1(a)(i) attached hereto (the “Owned Intellectual Property”);

(ii) the specific Master Franchise Agreements (the “Master Franchise Agreements”) and other contracts or agreements set forth on Schedule 1.1(a)(ii) attached hereto (collectively, the “Assigned Contracts”);

(iii) all manuals, correspondence, historical data, communications, notes and other materials relating to or delivered to master franchisees under the Master Franchise Agreements (all delivered in the format presently maintained by the Seller); and

(iv) all goodwill arising exclusively in connection with the ownership, operation or conduct of the Acquired Assets and the Business.

(b) Excluded Assets. The Acquired Assets shall not include any assets of the Seller or its Affiliates not specifically described in Section 1.1(a) above. For the sake of clarity, and not by way of limitation, the following assets are specifically not Acquired Assets (all assets retained by the Seller being collectively referred to herein as the “Excluded Assets”):

(i) all cash and cash equivalents held by the Seller;

(ii) all Accounts Receivable;

(iii) all Deferred Franchise Fees;

(iv) all insurance policies of the Seller and its Affiliates pertaining to the Business or the Acquired Assets, together with all claims, proceeds and rights of every nature and description arising under such policies;

(v) the rights and assets used by the Seller or its Affiliates in connection with roasting, distributing or selling specialty coffee under the Gloria Jean’s brand in the United States; and

(vi) all rights of the Seller under this Agreement related to the Excluded Assets and the Retained Liabilities or otherwise.

1.2 Assignment and Assumption of Liabilities.

(a) Assumed Liabilities. At the Closing, the Purchaser shall assume only the following Liabilities as disclosed or referred to in this Agreement and relating to the Business or the Acquired Assets (the “Assumed Liabilities”), which the Purchaser shall pay, perform and discharge in accordance with their terms (whether fixed or contingent, matured or unmatured, arising by law or by contract or otherwise):

(i) all Liabilities resulting from the ownership, use, operation or maintenance of the Acquired Assets or the conduct of the Business by the Purchaser arising after the Closing;

(ii) all Liabilities resulting from the ownership, use or maintenance of the Owned Intellectual Property arising after the Closing;

(iii) all Liabilities under the Assigned Contracts arising or required to be performed after the Closing; and

(iv) all Liabilities for Taxes relating to the ownership or operation of the Business or the Acquired Assets in respect of or attributable to periods beginning, arising or accruing after the Closing.

(b) Retained Liabilities. The Purchaser shall not assume or become responsible for, and the Seller shall remain solely liable for, any and all Liabilities of the Seller that are not Assumed Liabilities (collectively, the “Retained Liabilities”).

1.3 Purchase Price.

(a) Purchase Price. The purchase price to be paid by the Purchaser to the Seller for the Acquired Assets and the Assumed Liabilities shall be $16,000,000 in immediately available funds (the “Purchase Price”).

(b) Payment Instructions. The Seller shall deliver to the Purchaser payment instructions at least two (2) Business Days (in Australia) prior to the Closing Date.

1.4 The Closing.

(a) Closing Place and Time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place as soon as practicable, but no later than five (5) Business Days, following the satisfaction or waiver of the conditions to Closing set forth in Article V (with January 7, 2005 being the currently anticipated date) or on such Business Day as is mutually agreed to by the parties hereto (“Closing Date”), at the offices of Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Irvine, California 92614 at 2:00 p.m. local time. The transfer of the Acquired Assets by the Seller to the Purchaser and the completion of all of the other events related to the Closing shall be deemed to simultaneously occur at the Closing on the Closing Date.

(b) Payment of Purchase Price. At the Closing, the Purchaser shall pay, and the Jireh Parties shall cause the Purchaser to pay, to the Seller the Purchase Price by wire transfer of immediately available funds and shall deliver the Purchaser-executed Transaction Documents against delivery of the Seller-executed Transaction Documents.

1.5 Allocation of Purchase Price.

The parties shall allocate the Purchase Price among the Acquired Assets for all purposes (including financial accounting and Tax purposes) in accordance with the allocation schedule attached hereto as Schedule 1.5, which schedule will be delivered and attached hereto on or prior to the Closing. The parties hereto acknowledge that such allocation has been made in the manner required by Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”). The determination and allocation of the Purchase Price derived pursuant to this Section 1.5 will be binding on the parties for all Tax reporting purposes.

1.6 Further Assurances.

At any time and from time to time after the Closing Date, each party hereto, at the request of the other party hereto, shall execute and deliver such instruments of sale, transfer, conveyance and assignment and take such commercially reasonable actions as may be reasonably requested in order to transfer, convey and assign to the Purchaser the Acquired Assets and to cause the Purchaser to assume the Assumed Liabilities, in each case, at each party’s own expense.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLER

Except as set forth on the Schedules delivered herewith, the Seller represents and warrants to the Purchaser as set forth below.

2.1 Organization and Qualification.

(a) Organization. Each Seller is duly organized, validly existing and in good standing under the laws of the State of Illinois and each has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted. Each Seller has heretofore delivered or made available to the Purchaser an accurate and complete copy of its Certificate of Incorporation and Bylaws as currently in full force and effect.

(b) Qualification. Each Seller is duly qualified or licensed and in good standing to conduct the Business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in jurisdictions, if any, where the failure to be so qualified (i) would not, individually or in the aggregate, have a Material Adverse Effect or (ii) would not result in a breach of any of the other representations, warranties or covenants set forth in this Agreement.

2.2 Authority and Enforceability.

Each Seller has full corporate power and authority to execute and deliver this Agreement and each of the Transaction Documents to which such Seller is or will be a party and to consummate the transactions contemplated hereby and thereby. The board of directors of each Seller has duly approved and authorized the execution and delivery of this Agreement and each of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and no other corporate proceedings on behalf of either Seller are necessary. Assuming that this Agreement and each of the Transaction Documents constitutes a valid and binding agreement of the Purchaser, this Agreement and each of the Transaction Documents to which each Seller is a party constitutes, or will constitute when executed and delivered, valid and legally binding obligations of such Seller, enforceable in accordance with their respective terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) the availability of equitable remedies (clauses (a) and (b) are collectively referred to herein as the “Enforceability Exceptions”).

2.3 Consents and Approvals.

No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other third party is required to be made or obtained by either Seller in connection with the execution and delivery by such Seller of this Agreement and the Transaction Documents and the consummation by each Seller of the transactions contemplated hereby and thereby, except for (a) such consents, approvals, orders, authorizations, registrations, declarations and filings that are listed on Schedule 2.3 (collectively, the “Required Consents”) and (b) such consents, approvals, orders or authorizations which if not obtained, or registrations, declarations or filings which if not made, would not, individually or in the aggregate, have a material adverse effect on the ability of the Purchaser to conduct the Business after the Closing Date.

2.4 No Breach.

The execution by the Seller of this Agreement and the Transaction Documents and the consummation by the Seller of the transactions contemplated hereby and thereby will not: (a) conflict with or result in a breach of any provision of the Certificate of Incorporation or Bylaws of either Seller; (b) violate in a material manner the terms of any material instrument, document or agreement to which the Seller is a party, or by which the Seller or the Acquired Assets are bound, or result in a material breach of or constitute (upon the giving of notice or lapse of time or both) a default under any such instrument, document or agreement, or result in the creation of any Lien (except for Permitted Exceptions) upon any of the Acquired Assets; (c) violate in a material manner or result in a material breach of the terms, conditions or provisions of, or constitute a default (or event which upon provision of notice or lapse of time or both would become such a default) or result in the acceleration of any obligation under, or result in the cancellation or material adverse modification of, or permit termination of, any Assigned Contract; (d) violate the provisions of any judgment, decree, order, arbitration award or, in a material manner, a regulation or rule of any Governmental Entity applicable to the Seller or the Business; or (e) result in the creation of any Lien (except for Permitted Exceptions) on the Acquired Assets.

2.5 Ownership of Assets.

The Seller is the true and lawful owner of, and has good and marketable title to, all of the Acquired Assets free and clear of all Liens (except for Permitted Exceptions). Upon the execution and delivery by the Seller to the Purchaser of the instruments of conveyance referred to in Section 5.2 at the Closing, the Purchaser will become the true and lawful owner of, and will receive good and marketable title to, the Acquired Assets free and clear of all Liens (except for Permitted Exceptions).

2.6 Litigation.

There is no action, proceeding or, to the knowledge of the Seller, investigation, pending, or, to the Seller’s knowledge, threatened against or involving the Seller, the Acquired Assets or the operation of the Business which, if determined adversely to the Seller, would have a Material Adverse Effect, nor is there any action or proceeding pending or, to the knowledge of the Seller, threatened before any Governmental Entity seeking to restrain or prohibit or to obtain damages or other relief in connection with the consummation of the transaction contemplated by this Agreement, or any of the Transaction Documents, or which would be reasonably likely to materially and adversely affect the Business or Acquired Assets, or the Seller’s ability to consummate the transactions contemplated by this Agreement and the Transaction Documents. The Seller is not subject to any material judgment, order or decree entered in any lawsuit or proceeding relating to the Acquired Assets or the operation of the Business.

2.7 Intellectual Property.

(a) Except for the Excluded Trademarks, the Owned Intellectual Property represents all of the Intellectual Property owned by the Seller, or its franchisees on Seller’s behalf, that is necessary for the Business as currently conducted by the Seller.

(b) There is no Intellectual Property licensed-in by the Seller that is necessary for the Business as currently conducted by the Seller. The Owned Intellectual Property is only licensed-out by the Seller in the Master Franchise Agreements. Other than the Trademark License Agreement, there are no other licenses out of the Owned Intellectual Property.

(c) All of the Marks listed on Schedule 1.1(a)(i) have been properly registered in all material respects, all pending registrations and applications have been properly made and filed in all material respects, and all annuity, maintenance, renewal and other fees relating to registrations or applications are current.

(d) To the knowledge of the Seller, all Owned Intellectual Property is valid, enforceable and subsisting, and does not materially infringe any other validly registered trademarks or service marks. As of the date hereof, except as set forth on Schedule 2.7(d) hereof, there is not pending nor, to the knowledge of the Seller, threatened any claim (i) challenging the Seller’s ownership of the Owned Intellectual Property or asserting that any other Person has any claim of legal or beneficial ownership with respect thereto or (ii) challenging or questioning the validity or enforceability of any of the Owned Intellectual Property or indicating an intention on the part of any Person to bring a claim that any of the Owned Intellectual Property is invalid or unenforceable or has been misused. To the knowledge of the Seller, no third party is misappropriating, infringing, diluting or violating in any material respect any of the Owned Intellectual Property.

(e) The Seller is not a party to any agreement with its employees and consultants in which it waives the right to claim ownership and title to the Intellectual Property rights and confidential information generated by those persons in the course of, or in connection with, the Business.

(f) The Owned Intellectual Property is not subject to any pending or, to the Seller’s knowledge, threatened litigation that would restrict the use thereof by the Seller or any outstanding order, judgment, decree or stipulation restricting the use thereof by the Seller.

2.8 Assigned Contracts.

Schedule 1.1(a)(ii) (Assigned Contracts) sets forth, as of the date hereof, a true, correct and complete list of:

(a) All of the Master Franchise Agreements in connection with the Business;

(b) Each contract that relates to the Business between the Seller and any party to whom the Seller has provided products or services in the twelve (12) months prior to the date hereof involving more than $10,000;

(c) Each contract that relates to the Business between the Seller and any party to whom the Seller was obligated to pay more than $10,000 in consideration in the twelve (12) months prior to the date hereof;

(d) Each agreement containing covenants not to compete on the part of the Seller with respect to the Business or otherwise restricting the ability of the Seller in any material way to engage in the Business;

(e) Each confidentiality agreement to which the Seller is a party with respect to the Business; and

(f) Any other executory contracts and agreements that are material to the Seller and that relate to the Business.

A true and complete copy of each Assigned Contract has either been delivered to the Purchaser by the Seller or made available by Seller for inspection by the Purchaser or its Representatives.

2.9 Validity of Assigned Contracts.

The Seller represents that, except as set forth on Schedule 2.9, as of the date hereof:

(a) Each Assigned Contract is a valid, binding and enforceable agreement of the Seller and, to the knowledge of the Seller, the other parties thereto:

(b) There has not occurred any material breach or default (or event which upon provision of notice or lapse of time or both would become such a breach or default) under any of the Assigned Contracts on the part of the Seller and, to the knowledge of the Seller, the other parties thereto;

(c) The Seller has not received written notice from any party to any Assigned Contract indicating that such party has grounds for rescission, avoidance or repudiation of any Assigned Contract;

(d) Except as set forth on Schedule 2.9, there have been no amendments to the Assigned Contracts from the versions of the same provided by the Seller to the Purchaser on or about May 6, 2004 and on December 2, 2004;

(e) To the knowledge of the Seller, there does not exist any event that, with the giving of notice or the lapse of time or both, would constitute a material breach of or a material default under such Assigned Contract by any party other than the Seller and the Seller has not received or given notice of any such breach, default or event;

(f) The assignment of any of the Assigned Contracts to the Purchaser in accordance with the terms of this Agreement will not constitute a material breach or violation of such Assigned Contract;

(g) There are no negotiations currently ongoing or, to the knowledge of the Seller, threatened or requested, nor are there any outstanding rights to renegotiate, any Assigned Contracts;

(h) The Seller has not received written notice that any of the suppliers to the Business may cease or reduce supplying the Business, or that any Master Franchisee intends to cease or reduce their business with the Purchaser following the sale of the Acquired Assets; and

(i) To our knowledge, any fees or royalties that, by the terms of the Master Franchise Agreements, are due and payable after the date hereof have not been paid on or prior to the date hereof.

2.10 Compliance with Law.

The conduct of the Business by the Seller has not materially violated and does not violate in any material respect any federal, state, local or foreign laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items in force on the date hereof. With respect to the Business, there are no unresolved written notices of deficiency or charges of violation brought or, to the knowledge of the Seller, threatened against the Seller under any federal, state, local or foreign regulation or otherwise that, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; nor are there any facts or circumstances known to the Seller that would constitute a reasonable basis on which any such proceedings, notices or actions may be instituted, issued or brought hereafter.

2.11 Taxes.

(a) The Seller has properly prepared in all material respects and timely filed with the appropriate Governmental Entities all Tax Returns (including information returns and other material information) in respect of Taxes related to the Business and the ownership of the Acquired Assets required to be filed through the date hereof and will properly prepare in all material respects and timely file any such Tax Return required to be filed on or prior to the Closing Date. All such Tax Returns are complete and accurate in all material respects. The Seller does not currently have outstanding any request for any extension of time within which to file Tax Returns in respect of any Taxes related to the Business and the ownership of the Acquired Assets attributable to periods (or portions thereof) ending on or before the Closing Date.

(b) All Taxes relating to the Business or the Acquired Assets or with respect to which the Business or the Acquired Assets may be subject, levied or assessed, in respect of or attributable to periods (or portions thereof) ending on or before the Closing Date (whether or not shown on any Tax Return), have been timely paid in full.

(c) No deficiencies for Taxes have been claimed, proposed or assessed by any Governmental Entity against the Seller, the Business or the Acquired Assets which have not been paid in full. There are no pending or, to the knowledge of the Seller, threatened audits, investigations or claims for or relating to any Liability in respect of Taxes that may result in additional amount of Taxes, and there are no matters under discussion with any Governmental Entity with respect to Taxes that may result in an additional Liability for Taxes to the Seller, or with respect to which the Business or the Acquired Assets may be subject, levied or assessed.

(d) The Seller (i) has complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes relating to the Business and (ii) has, with respect to the Business, duly and timely withheld from employee salaries, wages and other compensation and paid over to the appropriate Governmental Entities all amounts required to be so withheld and paid over for all periods under all applicable laws.

2.12 Brokers or Finders.

The Seller has not retained any broker or finder or agreed to become obligated to pay any fee or commission to any broker or finder for or on account of the transactions contemplated by this Agreement.

2.13 Financial Statements.

(a) The Seller has delivered to the Purchaser copies of (i) the audited consolidated balance sheets of Diedrich and its subsidiaries (including the Seller) as of June 30, 2004, July 2, 2003, July 3, 2002, and the related audited consolidated statements of income and of cash flows of Diedrich and its subsidiaries (including the Seller) for the years then ended, and (ii) the unaudited consolidated balance sheets of Diedrich and its subsidiaries (including the Seller) as of September 22, 2004 and the related consolidated statements of income and cash flows of Diedrich and its subsidiaries (including the Seller) for the three month period then ended (such unaudited statements, including the related notes and schedules thereto, are referred to herein as the “Financial Statements”). Each of the Financial Statements is complete and correct in all material respects, has been prepared in accordance with GAAP consistently applied without modification of the accounting principles used in the preparation thereof throughout the periods presented, and presents fairly the consolidated financial position, results of operations and cash flows of Diedrich and its subsidiaries (including the Seller) as of the dates and for the periods indicated.

(b) The Seller makes and keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets. Diedrich and its subsidiaries (including the Seller) maintain systems of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization and (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for assets.

(c) The principal executive officer and principal financial officer of Diedrich have disclosed, based on their most recent evaluation, to auditors of Diedrich and the audit committee of the board of directors of Diedrich (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Seller’s ability to record, process, summarize and report financial data and have identified for the Seller’s auditors any material weaknesses in internal controls and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Seller’s internal controls.

2.14 No Knowledge of Breach.

The Seller has no knowledge of any material breach by the Purchaser of any representation or warranty made by it in this Agreement or any other documents executed in connection herewith or of any condition or circumstance that would excuse the Seller from its timely performance if its obligations hereunder. The Seller shall promptly notify the Purchaser if any such information comes to the Seller’s attention on or prior to the Closing Date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Seller as set forth below.

3.1 Organization and Qualification.

(a) Organization. Each Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Each Purchaser has heretofore delivered or made available to the Seller accurate and complete copies of its certificate of incorporation and bylaws (or similar governing documents) as currently in full force and effect.

(b) Qualification. Each Purchaser is, or will be prior to the Closing Date, duly qualified or licensed and in good standing to conduct the Business in each jurisdiction in which the property to be owned, leased or operated by it or the nature of the business to be conducted by it makes such qualification or licensing necessary, except in jurisdictions, if any, where the failure to be so qualified (i) would not, individually or in the aggregate, have a material adverse effect on the Purchaser or (ii) would not result in a breach of any of the other representations, warranties or covenants set forth in this Agreement.

3.2 Authority and Enforceability.

Each Purchaser has full corporate power and authority to execute and deliver this Agreement and each of the Transaction Documents to which such Purchaser is or will be a party and to consummate the transactions contemplated hereby and thereby. The board of directors of each Purchaser has duly approved and authorized the execution and delivery of this Agreement and each of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and no other corporate proceedings on behalf of either Purchaser are necessary. Assuming that this Agreement and each of the Transaction Documents constitutes a valid and binding agreement of the Seller, this Agreement and each of the Transaction Documents to which each Purchaser is a party constitutes, or will constitute when executed and delivered, valid and legally binding obligations of such Purchaser, enforceable in accordance with their respective terms, subject to the Enforceability Exceptions.

3.3 Consents and Approvals.

No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other third party is required to be made or obtained by either Purchaser in connection with the execution and delivery by such Purchaser of this Agreement and the Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby and thereby, except for such consents, approvals, orders or authorizations which if not obtained, or registrations, declarations or filings which if not made, would not, individually or in the aggregate, have a material adverse effect on the ability of the Purchaser to conduct the Business after the Closing Date.

3.4 No Breach.

The execution by the Purchaser of this Agreement and the Transaction Documents and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not: (a) conflict with or result in a breach of any provision of the Constitution or governing documents of either Purchaser; (b) violate in a material manner the terms of any material instrument, document or agreement to which the Purchaser is a party, or by which the Purchaser is bound, or result in a material breach of or constitute (upon the giving of notice or lapse of time or both) a default under any such instrument, document or agreement; (c) violate the provisions of any judgment, decree, order, arbitration award or, in a material manner, a regulation or rule of any Governmental Entity applicable to the Purchaser.

3.5 Compliance with Law.

Neither the Purchaser nor the Jireh Parties has materially violated and does not violate in any material respect any federal, state, local or foreign laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items in force on the date hereof. With respect to the business operations of the Purchaser and the Jireh Parties, there are no unresolved written notices of deficiency or charges of violation brought or, to the knowledge of the Purchaser, threatened against the Purchaser or the Jireh Parties under any federal, state, local or foreign regulation or otherwise that, individually or in the aggregate, would be reasonably likely to have a material adverse effect on (i) the business, assets, liabilities, financial condition or operating results of the Purchaser or the Jireh Parties or (ii) the ability of the Purchaser to perform its obligations under this Agreement or any of the Transaction Documents; nor are there any facts or circumstances known to the Purchaser that would constitute a reasonable basis on which any such proceedings, notices or actions may be instituted, issued or brought hereafter.

3.6 Taxes.

(a) The Purchaser has properly prepared in all material respects and timely filed with the appropriate Governmental Entities all Tax Returns (including information returns and other material information) in respect of Taxes related to its business operations required to be filed through the date hereof. All such Tax Returns are complete and accurate in all material respects.

(b) All Taxes relating to the Purchaser’s business operations, in respect of or attributable to periods (or portions thereof) ending on or before the Closing Date (whether or not shown on any Tax Return), have been timely paid in full.

(c) No deficiencies for Taxes have been claimed, proposed or assessed by any Governmental Entity against the Purchaser that have not been paid in full. There are no pending or, to the knowledge of the Purchaser, threatened audits, investigations or claims for or relating to any Liability in respect of Taxes that may result in additional amount of Taxes, and there are no matters under discussion with any Governmental Entity with respect to Taxes that may result in an additional Liability for Taxes to the Purchaser.

(d) The Purchaser has complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes and has duly and timely withheld from employee salaries, wages and other compensation and has paid over to the appropriate Governmental Entity all amounts required to be so withheld and paid over for all periods under all applicable laws.

3.7 Litigation.

Except as set forth on Schedule 3.7, there is no action, proceeding or, to the knowledge of the Purchaser, investigation, pending, or, to the Purchaser’s knowledge, threatened against or involving the Purchaser or the Jireh Parties or their respective business operations which, if determined adversely, would have a material adverse effect on (i) the business, assets, liabilities, financial condition or operating results of the Purchaser or the Jireh Parties or (ii) the ability of the Purchaser to perform its obligations under this Agreement or any of the Transaction Documents, nor is there any action or proceeding pending or, to the knowledge of the Purchaser, threatened before any Governmental Entity seeking to restrain or prohibit or to obtain damages or other relief in connection with the consummation of the transaction contemplated by this Agreement, or any of the Transaction Documents, or which would be reasonably likely to materially and adversely affect the business operations of the Purchaser or the Jireh Parties, or the Purchaser’s ability to consummate the transactions contemplated by this Agreement and the Transaction Documents. Neither the Purchaser nor the Jireh Parties is subject to any material judgment, order or decree entered in any lawsuit or proceeding relating to the operation of their businesses.

3.8 Availability of Funds.

The Purchaser and the Jireh Parties have, or have received a letter of offer (the “Letter of Offer”) from National Australia Bank Ltd. (the “Bank”) for, sufficient funds to enable the Purchaser to consummate the transactions contemplated at the Closing and to permit the Purchaser to timely perform all of its obligations at the Closing under this Agreement. The Letter of Offer constitutes a binding commitment by the Bank to provide the funds necessary to consummate the transactions contemplated by this Agreement and the Transaction Documents, subject only to definitive documentation of the loan on normal conditions applicable to bank lending. The Purchaser and the Jireh Parties shall take all commercially reasonable actions to complete and execute the definitive loan documentation with the Bank.

3.9 Brokers or Finders.

The Purchaser has not retained any broker or finder or agreed to become obligated to pay any fee or commission to any broker or finder for or on account of the transactions contemplated by this Agreement.

3.10 No Knowledge of Breach.

The Purchaser has no knowledge of any material breach by the Seller of any representation or warranty made by it in this Agreement or any other documents executed in connection herewith or of any condition or circumstance that would excuse the Purchaser form its timely performance of its obligations hereunder. The Purchaser shall promptly notify the Seller if any such information comes to the Purchaser’s attention on or prior to the Closing Date.

ARTICLE IV

PRE-CLOSING COVENANTS

4.1 Conduct of Business.

Except to the extent that the Purchaser may consent in writing, until the earlier of the Closing Date or the termination of this Agreement, the Seller shall conduct the Business in the ordinary course of business and shall not:

(a) create, incur or assume any Lien (except for Permitted Exceptions) on any Acquired Asset;

(b) sell, transfer, mortgage or otherwise dispose of or encumber any Acquired Asset unless such sale or transfer is in the ordinary course of business and is consistent with past practice;

(c) enter into or terminate any Assigned Contract;

(d) institute, settle or compromise any claim, action, suit or proceeding pending or threatened by or against the Business involving amounts in excess of $10,000 at law or in equity or before any Governmental Entity;

(e) knowingly take any action that would cause any condition set forth in Article V not to be met; or

(f) agree, whether in writing or otherwise, to do any of the foregoing.

4.2 No Solicitation.

(a) No Solicitation of Alternative Proposal. From the date hereof until the earlier of the Closing Date or the termination of this Agreement, the Seller shall not, and shall not permit its Affiliates, directors, officers, employees or agents to, directly or indirectly, solicit, encourage, initiate or participate in any way in discussions or negotiations with, or knowingly provide any information to, any Person (other than the Purchaser or any Representative of the Purchaser) concerning the Acquired Assets or the Business (an “Alternative Proposal”) or otherwise facilitate any effort or attempt to make or implement an Alternative Proposal.

(b) Notification. The Seller shall promptly communicate to the Purchaser the terms of any proposal or inquiry that it has received or may receive in respect of any transaction or of any information requested from it or of any negotiations or discussions being sought to be initiated with the Seller concerning the Business and may inform any third party who contacts the Seller on an unsolicited basis concerning an Alternative Proposal that the Seller is obligated hereunder to disclose the Alternative Proposal to the Purchaser.

(c) Termination of Discussions. The Seller shall immediately cease and cause to be terminated any existing activities, negotiations or discussions with any third party conducted prior to the date of this Agreement with respect to any Alternative Proposal.

4.3 Access to Management, Properties and Records; Notice.

(a) Access to Information. From the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement, the Seller shall afford the Representatives of the Purchaser access upon reasonable notice and during normal business hours to all management personnel, offices, sites, properties, books and records of the Business so that the Purchaser may have full opportunity to make such investigation as it may desire to make of the management, business, properties and affairs of the Business. The Seller shall furnish to the Purchaser, at the Purchaser’s expense, such financial and operating data and other information as to the Acquired Assets and the Business as the Purchaser shall reasonably request.

(b) Notice. Each party shall give prompt written notice to the other party of any material breach of any of its covenants hereunder or the occurrence of any event that is reasonably likely to cause any of its representations and warranties to become incomplete or untrue in any material respect. In addition, from the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement, the Seller agrees to promptly provide the Purchaser with written notice of the institution of any litigation that involves the Acquired Assets.

4.4 Consents and Releases.

Each party shall obtain, at its own expense, all waivers, permits, consents, approvals, releases or other authorizations from third parties and Governmental Entities necessary to consummate the transactions contemplated hereby.

4.5 Compliance with Laws and Regulations.

The Seller shall comply, in all material respects, with all laws, rules and regulations that are applicable to it, its ownership of the Acquired Assets or to the conduct of the Business and shall perform and comply with all contracts, commitments and obligations by which it is bound.

4.6 Termination of Liens.

On or prior to the Closing, the Seller shall cause to be terminated and released all Liens (except for Permitted Exceptions), if any, on the Acquired Assets.

4.7 Public Announcements.

The parties shall consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement and the transactions contemplated hereby and, subject to any disclosure requirements under any applicable law, rule or regulation, shall not issue any such press release or make any such public statement without providing reasonable notice to the other party hereto of the intent to do so.

4.8 Trademark Matters.

From the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement, the Seller agrees to take all commercially reasonable actions to respond to claims regarding and to defend challenges to the Owned Intellectual Property.

ARTICLE V

CLOSING CONDITIONS

5.1 Conditions to Obligations of the Seller and the Purchaser.

The respective obligations of each party hereto to complete the transactions contemplated by this Agreement will be subject to the fulfillment on or prior to the Closing Date of the following conditions:

(a) No Injunction. Neither the Seller nor the Purchaser may be subject to any statute, rule or regulation or any final order, decree or injunction of a court of competent jurisdiction that: (i) renders any transaction contemplated by this Agreement illegal; (ii) would impose any material limitation on the ability of the Purchaser effectively to exercise full rights of ownership of the Acquired Assets; or (iii) render the Seller or the Purchaser incapable of completing the transactions contemplated by this Agreement.

(b) No Pending Legal Action. No litigation seeking the issuance of a final order, decree or injunction of a court of competent jurisdiction for relief against the Seller or the Purchaser may be pending which, if the transactions contemplated by this Agreement are completed, would have a reasonable probability of resulting in the issuance of an order, decree or injunction that would have, in the good faith judgment of the Seller or the Purchaser, a Material Adverse Effect.

(c) Governmental Approvals. All authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any Governmental Entity necessary for the completion of the transactions contemplated by this Agreement must have been filed, occurred or been obtained, other than filings and approvals relating to the transactions contemplated by this Agreement if failure to make such filing or obtain such approval would not have a Material Adverse Effect.

5.2 Conditions to Obligations of the Purchaser.

The obligations of the Purchaser to complete the transactions contemplated by this Agreement at the Closing are subject to the satisfaction of the following conditions, unless waived by the Purchaser in writing:

(a) Representations and Warranties. The representations and warranties made by the Seller in Article II of this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date, except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of such date; provided, however, if any such representation or warranty is already qualified by materiality or Material Adverse Effect, then such representation or warranty as so qualified must be true and correct in all respects.

(b) Performance of Obligations. The Seller shall have performed and complied in all material respects with all agreements, covenants, conditions and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing.

(c) No Material Adverse Effect. From the date hereof through the Closing Date, there shall not have occurred any event that resulted in a Material Adverse Effect.

(d) Compliance Certificate. The Seller shall have delivered to the Purchaser a compliance certificate executed by a duly authorized officer of the Seller, on and dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Section 5.2(a), Section 5.2(b) and Section 5.2(c).

(e) Required Consents. The Seller shall have obtained and delivered to the Purchaser duly executed copies of all the Required Consents in form and substance reasonably satisfactory to the Purchaser.

(f) Assignment and Assumption Agreements. The Seller shall have delivered to the Purchaser an executed counterpart to the Assignment and Assumption Agreement (Acquired Assets and Assumed Liabilities) and to the Assignment and Assumption Agreement (Master Franchise Agreements).

(g) Bill of Sale. The Seller shall have delivered to the Purchaser an executed Bill of Sale.

(h) Cross-Receipt. The Seller shall have delivered to the Purchaser an executed counterpart to a cross-receipt for the Purchase Price.

(i) Trademark License Agreement. The Seller shall have delivered to the Purchaser an executed counterpart to the Trademark License Agreement.

(j) Estoppel Certificates. The Seller shall have employed commercially reasonable efforts to obtain the Estoppel Certificates from each of the master franchisees under each Master Franchise Agreement.

(k) Trademark Assignment. The Seller shall have delivered to the Purchaser an executed and notarized counterpart of the Trademark Assignment.

(l) Right of First Refusal Agreement. The Seller shall have delivered to the Purchaser an executed copy of the Right of First Refusal Agreement.

(m) Brand Management Agreement. The Seller shall have delivered to the Purchaser an executed copy of the Brand Management Agreement.

(n) Consulting Agreement. The Seller shall have delivered to the Purchaser an executed copy of the Consulting Agreement.

(o) Jireh NZ. GJGCFC shall have delivered to Jireh International New Zealand Ltd. a counterpart signature to the Gloria Jean’s Gourmet Coffees Franchising Corp. Master Franchise Agreement For New Zealand.

(p) Other Instruments of Conveyance, Assignment and Assumption. The Seller shall have delivered such other executed instruments of conveyance (e.g., trademark assignments, patent assignments, copyright assignments and other assignments of Intellectual Property) as the Purchaser may reasonably request in order to effect the sale, transfer, conveyance and assignment to and the assumption by the Purchaser of valid ownership of the Acquired Assets.

(q) Revised Schedules. The Seller shall have tendered to the Purchaser revised Schedules (to the extent any revisions are required) dated as of the Closing Date and such revised Schedules shall not contain any materially adverse changes.

5.3 Conditions to Obligations of the Seller.

The obligations of the Seller to complete the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions, unless waived by the Seller in writing:

(a) Representations and Warranties. The representations and warranties made by the Purchaser in Article III of this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date, except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of such date; provided, however, if any such representation or warranty is already qualified by materiality or material adverse effect, then such representation or warranty as so qualified must be true and correct in all respects.

(b) Performance of Obligations. The Purchaser shall have performed and complied in all material respects with all agreements, covenants, conditions and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing.

(c) No Material Adverse Effect. From the date hereof through the Closing Date, there shall not have occurred any condition, event, circumstance, change in, or effect on, the business of the Purchaser that is individually or in the aggregate materially adverse to (i) the business, assets, liabilities, financial condition or operating results of the Purchaser or (ii) the ability of the Purchaser to perform its obligations under this Agreement or any of the Transaction Documents.

(d) Compliance Certificate. The Purchaser shall have delivered to the Seller a certificate executed by a duly authorized officer of the Purchaser, on and dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Section 5.3(a), Section 5.3(b) and Section 5.3(c).

(e) Assignment and Assumption Agreements. The Purchaser shall have delivered to the Seller an executed counterpart to the Assignment and Assumption Agreement (Acquired Assets and Assumed Liabilities) and to the Assignment and Assumption Agreement (Master Franchise Agreements).

(f) Cross-Receipt. The Purchaser shall have delivered to the Seller an executed counterpart to a cross-receipt for the Acquired Assets.

(g) Trademark License Agreement. The Purchaser shall have delivered to the Seller an executed counterpart to the Trademark License Agreement.

(h) Trademark Assignment. The Purchaser shall have delivered to the Seller an executed and notarized counterpart of the Trademark Assignment.

(i) Right of First Refusal Agreement. The Purchaser shall have delivered to the Seller an executed counterpart of the Right of First Refusal Agreement.

(j) Brand Management Agreement. The Purchaser shall have delivered to the Seller an executed copy of the Brand Management Agreement.

(k) Consulting Agreement. The Purchaser shall have delivered to the Seller an executed copy of the Consulting Agreement.

(l) Jireh NZ. Jireh International New Zealand Ltd. shall have delivered to GJGCFC a counterpart signature to the Gloria Jean’s Gourmet Coffees Franchising Corp. Master Franchise Agreement For New Zealand.

(m) No Amounts Owed to Seller. The Purchaser shall have paid all outstanding balances due to Seller or its Affiliates as of the Closing Date and shall not have any outstanding amounts owed to Seller pursuant to its relationship as a master franchisee of the Seller or its Affiliates or pursuant to any other relationship.

(n) Other Instruments of Conveyance, Assignment and Assumption. The Purchaser shall have delivered such other executed instruments of conveyance (e.g., trademark assignments, patent assignments, copyright assignments and other assignments of Intellectual Property) as the Seller may reasonably request in order to effect the sale, transfer, conveyance and assignment to and the assumption by the Purchaser of valid ownership of the Acquired Assets.

ARTICLE VI

POST-CLOSING COVENANTS

6.1 Proprietary Information.

From and after the date of this Agreement, the Seller shall hold in confidence, and shall cause its respective Affiliates, directors, officers, employees and agents to hold in confidence, all knowledge, information and documents of a confidential nature or not generally known to the public with respect to the Business (including, without limitation, the financial and technical information and data relating to the materials, products and services offered by the Seller and names of the customers of the Business) (collectively, the “Purchaser’s Proprietary Information”). From and after the Closing Date, the Purchaser shall hold in confidence, and shall cause its respective Affiliates, directors, officers, employees and agents to hold in confidence, all knowledge, information and documents of a confidential nature or not generally known to the public with respect to the operations of the Seller (including without limitation the financial and technical information and data relating to the materials, products and services offered by the Purchaser and names of the customers of the Seller) (collectively, the “Seller’s Proprietary Information,” and together with the Purchaser’s Proprietary Information, the “Proprietary Information”). Neither party hereto shall disclose or make use of, and shall cause its respective Affiliates, directors, officers, employees and agents not to disclose or make use of, the other party’s Proprietary Information without the prior written consent of the other party hereto, except to the extent that such knowledge, information or documents has become public knowledge other than through a breach of this Agreement by such party or its respective Affiliates, directors, officers, employees or agents. The Seller and the Purchaser each shall disclose to the other the identity of each party to whom Proprietary Information of the other has been disclosed.

6.2 Cooperation in Litigation.

From and after the Closing Date, each party hereto shall cooperate with the other in the defense or prosecution of any litigation or proceeding against or by such other party relating to or arising out of (a) the conduct of the Business prior to the Closing Date or (b) the conduct of the Business or the Seller’s operations after the Closing Date (in each case, other than litigation between the parties hereto or their respective Affiliates arising out of the transactions contemplated by this Agreement or the other Transaction Documents). The party requesting such cooperation shall pay the reasonable out-of-pocket expenses incurred in providing such cooperation (including legal fees and disbursements) by the party providing such cooperation and by its officers, directors, employees and agents.

6.3 Transfer Taxes.

Each party hereto shall bear its own transfer Taxes. The parties hereto shall cooperate in good faith with each other, and to use their respective commercially reasonable efforts, to minimize the transfer Taxes.

6.4 Non-Competition; Non-Solicitation.

(a) Non-Competition.

(i) Definition of Competitor. As used in this Agreement: (A) “Competitor” means any Person that now or hereafter engages in or attempts to engage in any aspect of the Business outside the United States of America or Puerto Rico (the “Territory”); and (B) ”Business” means operating or franchising retail gourmet coffee stores and the supply of coffee and coffee products in the Territory.

(ii) Covenant Not To Compete. From and after the date hereof until the second (2nd) anniversary of the date hereof, the Seller and Diedrich covenant and agree that they will not, either individually or in partnership or in conjunction with any Person, and whether as principal, agent, shareholder or investor: (A) engage in, continue in, or carry on, invest in, own, finance, manage, operate or control a Business in the Territory; or (B) engage in any practice the purpose of which is to evade the provisions of this covenant not to compete; provided, however, that none of the foregoing shall prohibit the ownership of securities of a corporation that is listed or quoted on a national securities exchange or traded in the national over-the-counter market in an amount that does not exceed two percent (2%) of the outstanding shares of any such corporation.

(iii) Permitted Activities. Notwithstanding the foregoing, or anything else in this Agreement, the term “Competitor” shall not include, nor shall anything in this Agreement be deemed or construed to restrict, any activities of the Seller or Diedrich or their Affiliates in the United States or Puerto Rico regarding the Diedrich Coffee brand, the Coffee People brand or any future brands developed or acquired by the Seller or Diedrich or their Affiliates.

(iv) Extension. In the event of a material breach by the Seller or Diedrich of any covenant set forth in Section 6.4(a)(ii), the term of the non-competition obligation shall be extended with respect to such covenant by the amount of time during which such breach continues.

(b) Non-Solicitation.

(i) From and after the date hereof until the second (2nd) anniversary of the date hereof, the Seller and Diedrich shall not: (A) directly or indirectly, solicit, entice, induce or influence, or seek to solicit, entice, induce or influence, any person who is engaged as an employee of the Purchaser or any of the Jireh Parties to terminate his or her employment with the Purchaser or any of the Jireh Parties; or (B) encourage any current supplier or licensor of the Purchaser or the Jireh Parties to terminate its relationship with the Purchaser or the Jireh Parties.

(ii) Extension. In the event of a material breach by the Seller or Diedrich of any covenant set forth in Section 6.4(b)(i), the term of the non-solicitation obligation shall be extended with respect to such covenant by the amount of time during which such breach continues.

(c) Injunctive Relief. The Seller and Diedrich hereto hereby agree that the covenants contained in Section 6.4(a)(ii) and Section 6.4(b)(i) are necessary to protect the legitimate business interests of the Purchaser and the Jireh Parties. Therefore, the Seller and Diedrich acknowledge and agree that their breach of any provision of Section 6.4(a)(ii) or Section 6.4(b)(i) is likely to cause irrevocable harm to the Purchaser and the Jireh Parties, for which there may be an inadequate remedy at law and for which the ascertainment of damages would be difficult. Accordingly, in the event of a breach of any term of Section 6.4(a)(ii) or Section 6.4(b)(i) by the Purchaser or Diedrich, or either of them, the Purchaser shall be entitled, in addition to, and without having to prove the inadequacy of other remedies at law (including, without limitation, damages for prior breaches hereof), to specific performance of the provision that is being breached, as well as injunctive relief, and the Seller and Diedrich consent to the issuance of such injunction and agree not to assert in any proceeding that money damages would be a sufficient remedy. The Seller and Diedrich hereby waive any requirement that the Purchaser must post any bond or other security in connection with such injunctive relief. In addition, the Seller and Diedrich expressly agree that if the scope of any provision contained in Section 6.4(a)(ii) or Section 6.4(b)(i) is too broad to permit the enforcement of such restriction to its fullest extent, then such provision shall be enforced to the maximum extent permitted by law, and the parties hereto hereby consent and agree that such scope may be judicially limited or modified accordingly in any proceeding brought to enforce such restriction. The rights and remedies provided by this Section 6.4(c) are cumulative and in addition to any other rights or remedies which the Purchaser or the Jireh Parties may have hereunder or at law or in equity.

ARTICLE VII

TERMINATION AND ABANDONMENT

7.1 Termination.

This Agreement may be terminated at any time prior to the Closing Date:

(a) by mutual written consent of the Purchaser and the Seller;

(b) by the Purchaser (provided the Purchaser is not in material breach of this Agreement), if there has been a breach by the Seller of any representation, warranty, covenant or agreement set forth in this Agreement on the part of the Seller which is material and which the Seller fails to cure within ten (10) Business Days after written notice thereof is given by the Purchaser (except that no cure period will be provided for a breach by the Seller which by its nature cannot be cured);

(c) by the Seller (provided the Seller is not in material breach of this Agreement), if there has been a breach by the Purchaser of any representation, warranty, covenant or agreement set forth in this Agreement on the part of the Purchaser which is material and which the Purchaser fails to cure within ten (10) Business Days after written notice thereof is given by the Seller (except that no cure period will be provided for a breach by the Purchaser which by its nature cannot be cured);

(d) by the Purchaser, by giving written notice to the Seller, if the Closing has not occurred on or before January 31, 2005 by reason of the failure of any condition under

Section 5.1 or Section 5.2 (unless the failure results primarily from a breach of the Purchaser of any representation, warranty, covenant or agreement set forth in this Agreement or the Purchaser’s failure to fulfill a condition to the Closing or other default);

(e) by the Seller, by giving written notice to the Seller, if the Closing has not occurred on or before January 31, 2005 by reason of the failure of any condition under Section 5.1 or Section 5.3 (unless the failure results primarily from a breach of the Seller of any representation, warranty, covenant or agreement set forth in this Agreement or the Seller’s failure to fulfill a condition to the Closing or other default); or

(f) by either the Purchaser or the Seller if a court of competent jurisdiction or any Governmental Entity has issued a final non-appealable order, decree or ruling, or taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement.

7.2 Effect of Termination.

In the event of the termination of this Agreement pursuant to any paragraph of Section 7.1, the obligations of the parties to complete the transactions contemplated by this Agreement will expire and neither party shall have any further obligations under this Agreement. Notwithstanding the foregoing, (i) in the event of the termination of this Agreement pursuant to any paragraph of Section 7.1 that is caused by a material breach of a party, the party whose material breach was the basis for the termination will not be relieved from any liability for its material breach hereof and the other party will have no further obligations under this Agreement, and (ii) the rights and obligations of each party under Section 7.2 will survive and continue, if applicable.

ARTICLE VIII

INDEMNIFICATION

8.1 Indemnification by the Seller.

From and after the Closing Date and subject to the limitations set forth in this Agreement, the Seller and Diedrich shall jointly and severally indemnify, defend and hold harmless the Purchaser’s Indemnified Persons, and each of them, from and against any Losses incurred or suffered by the Purchaser’s Indemnified Persons as a result of or arising from:

(a) any breach of any representation or warranty made by the Seller in Article II hereof;

(b) the breach of any covenant, agreement or other obligation of the Seller set forth in this Agreement; or

(c) any of the Excluded Assets or Retained Liabilities.

8.2 Seller’s Limitations.

(a) Notwithstanding anything in this Agreement to the contrary:

(i) in no event shall any of the Purchaser’s Indemnified Persons recover, or seek to recover, by claim for indemnification or otherwise, any Losses until notice thereof shall have been given by or on behalf of any of the Purchaser’s Indemnified Persons to the Seller in the manner provided in Section 8.5;

(ii) in no event shall any of the Purchaser’s Indemnified Persons recover, or seek to recover, by claim for indemnification or otherwise, any Losses until the aggregate of all Losses recoverable by the Purchaser’s Indemnified Persons exceeds $250,000, in which event the full extent of all Losses shall be recoverable by the Purchaser’s Indemnified Persons in accordance with the terms of this Agreement; and

(iii) the maximum aggregate Liability of the Seller and Diedrich for all Losses pursuant to Section 8.1(a) and Section 8.1(b) shall not exceed $2,200,000; provided, however, that such maximum aggregate Liability shall be increased by $1,800,000 with respect to any Losses that result from or arise out of any breach of any representation or warranty made in Section 2.7 hereof; and provided further that that such maximum aggregate Liability shall be increased to the Purchase Price with respect to any Losses that result from or arise out of any breach of any representation or warranty made in Section 2.5 hereof.

(b) If, and to the extent that, the Seller is required to indemnify the Purchaser’s Indemnified Persons pursuant to Section 8.1, the Seller shall be entitled to offset all or any part of any required payment against the consulting fee payments that the Purchaser is required to make to the Seller pursuant to the terms of the Brand Management Agreement. The amount that is offset shall first be applied to the final payment that the Purchaser is required to make to the Seller, i.e., the 6th year payment, and then to each successive year thereafter, i.e., next the 5th year payment, then the 4th year payment, and so on.

8.3 Indemnification by the Purchaser.

From and after the Closing Date and subject to the limitations set forth in this Agreement, the Purchaser and the Jireh Parties shall jointly and severally indemnify, defend and hold harmless the Seller’s Indemnified Persons and each of them, from and against any Losses incurred or suffered by the Seller’s Indemnified Person as a result of or arising from:

(a) any breach in any representation or warranty made by the Purchaser in Article III hereof;

(b) the breach of any covenant, agreement or other obligation of the Purchaser set forth in this Agreement; or

(c) any of the Acquired Assets or Assumed Liabilities.

8.4 Purchaser’s Limitations.

Notwithstanding anything in this Agreement to the contrary:

(a) in no event shall any of the Seller’s Indemnified Persons recover, or seek to recover, by claim for indemnification or otherwise, any Losses until notice thereof shall have been given by or on behalf of any of the Seller’s Indemnified Persons to the Purchaser in the manner provided in Section 8.5;

(b) in no event shall any of the Seller’s Indemnified Persons recover, or seek to recover, by claim for indemnification or otherwise, any Losses the aggregate of all Losses recoverable by the Seller exceeds $250,000, in which event the full extent of all Losses shall be recoverable by the Seller in accordance with the terms of this Agreement; and

(c) the maximum aggregate Liability of the Purchaser and the Jireh Parties for all Losses pursuant to Section 8.3(a) and Section 8.3(b) shall not exceed $2,200,000.

8.5 Notice and Procedure.

All claims for indemnification by any Indemnified Party against an Indemnifying Party under this Article VIII shall be asserted and resolved as follows:

(a) If any claim or demand for which an Indemnifying Party would be liable for Losses to an Indemnified Party is alleged or asserted by a Person other than any of Purchaser’s Indemnified Persons or any of Seller’s Indemnified Persons (a “Third Party Claim”), the Indemnified Party shall deliver written notice (a “Claim Notice”) promptly to the Indemnifying Party, together with a copy of all papers served, if any, and specifying the nature of and alleged basis for the Third Party Claim and, to the extent then feasible, the alleged amount or the estimated amount of the Third Party Claim. If the Indemnified Party fails to deliver the Claim Notice to the Indemnifying Party within 15 calendar days after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim if, and only to the extent that, the Indemnifying Party’s ability to defend the Third Party Claim has been prejudiced by such failure. The Indemnifying Party will notify the Indemnified Party within 30 calendar days after receipt of the Claim Notice (the “Notice Period”) whether the Indemnifying Party intends, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against the Third Party Claim. Should the Indemnifying Party elect to assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof.

(b) In the event any Indemnified Party should have a claim against any Indemnifying Party that is not a Third Party Claim, the Indemnified Party shall deliver a written notice (an “Indemnity Notice”) with reasonable promptness to the Indemnifying Party specifying the nature of and specific basis for the claim and, to the extent then feasible, the amount or the estimated amount of the claim. The failure by any Indemnified Party to give timely notice referred to in the preceding sentence shall not impair such Person’s rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been significantly prejudiced thereby.

(c) If the Indemnifying Party disputes its liability with respect to a claim described in a Claim Notice or an Indemnity Notice, the Indemnifying Party and the Indemnified Party shall proceed promptly and in good faith to negotiate a resolution of such dispute within 60 calendar days following receipt of the Claim Notice or Indemnity Notice.

(d) Except where liability is disputed pursuant to Section 8.5(c), the Indemnifying Party shall pay the amount of any liability to the Indemnified Party within 30 calendar days following the final resolution of any Third Party Claim or any such other Claim by the Indemnified Party.

(e) Any estimated amount of a Claim submitted in a Claim Notice or an Indemnity Notice shall not be conclusive of the final amount of such Claim, and the giving of a Claim Notice when an Indemnity Notice is properly due, or the giving of an Indemnity Notice when a Claim Notice is properly due, shall not impair such Indemnified Party’s rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been prejudiced thereby.

8.6 Remedies.

The indemnification provisions of this Article VIII shall be the sole and exclusive remedy of the parties following the Closing, including for any Claims for the recovery of Losses, whether directly or by way of contribution, for any and all breaches or alleged breaches of any representation, warranties, covenants or agreements of the parties or other provision of this Agreement or the transactions contemplated hereby other than for claims of, or causes of action arising from fraud. Under no circumstances shall any Indemnified Party be entitled to be indemnified for punitive or other similar damages.

8.7 Survival of Representations; Indemnity Periods.

Notwithstanding any right of the Purchaser (whether or not exercised) to investigate the Business or any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Agreement, the Seller has, on the one hand, and the Purchaser has, on the other hand, the right to rely fully upon the representations, warranties, covenants and agreements of the other contained in this Agreement. The representations and warranties in this Agreement made by the Seller and the Purchaser respectively will survive the Closing until the one year anniversary of the Closing Date (the “Survival Period”); provided that:

(a) any representation, warranty, covenant or agreement that would otherwise terminate in accordance with the Survival Period shall survive if a Claim Notice or an Indemnity Notice, in either case specifying in reasonable detail the nature of the Claim, shall have been given on or prior to the expiration of such Survival Period, until the related Claim for indemnification has been satisfied or otherwise resolved as provided in this Article VIII; provided, however, that all Claims for indemnification specified in the Claim Notice or Indemnity Notice must be asserted prior to the expiration of the Survival Period and if any such Claim is not made before the expiration of the Survival Period, the Indemnified Party shall not be entitled to indemnification; and

(b) covenants and agreements to be performed after the Closing Date will survive the Closing for the term specified therein, or, if no term is specified, indefinitely.

ARTICLE IX

MISCELLANEOUS

9.1 Certain Definitions.

“Accounts Receivable” means all of the Seller’s account and trade receivables arising in connection with the operation or conduct of the Business prior to the Closing Date, together with any unpaid interest accrued thereon from the respective obligors and any security or collateral therefor, including recoverable deposits.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person.

“Assignment and Assumption Agreements” means, collectively, the Assignment and Assumption Agreement (Master Franchise Agreements) and the Assignment and Assumption Agreement (Acquired Assets and Assumed Liabilities).

“Assignment and Assumption Agreement (Master Franchise Agreements)” means an agreement in substantially the form of Exhibit A attached hereto.

“Assignment and Assumption Agreement (Acquired Assets and Assumed Liabilities)” means an agreement in substantially the form of Exhibit B attached hereto.

“Bill of Sale” means a bill of sale in substantially the form of Exhibit D attached hereto.

“Brand Management Agreement” means an agreement with respect to the Gloria Jean’s brand in substantially the form of Exhibit E attached hereto.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banks located in Irvine, California or in Sydney Australia are authorized or obligated to close.

“Consulting Agreement” means a consulting agreement in substantially the form of Exhibit I attached hereto.

“Deferred Franchise Fees” means initial fees, that, by the terms of the Master Franchise Agreements, have been paid to the Seller prior to the Closing Date but have not yet been recognized by the Seller as revenue because there are certain contingent obligations that have not yet been performed by the Master Franchisees.

“Estoppel Certificate” means an estoppel certificate substantially in the form of Exhibit F attached hereto.

“Excluded Trademarks” means those trademarks owned by the Seller that are licensed to the Purchaser pursuant to the Trademark License Agreement.

“GAAP” means generally accepted accounting principles in the United States of America in effect from time to time.

“Governmental Entity” means any foreign, federal, state or local governmental, regulatory or administrative authority or agency, court or arbitrational tribunal.

“Indemnified Party” means any Person entitled to indemnification under Article VIII.

“Indemnifying Party” means any Person obligated to indemnify another Person under Article VIII.

“Intellectual Property” means all intellectual property rights used exclusively in connection with the ownership, conduct or operation of the Business arising from or associated with the following, whether protected, created or arising under the laws of the United States or any other jurisdiction: (i) trade names, trademarks and service marks (registered and unregistered), domain names and other Internet addresses or identifiers, trade dress and similar rights and applications (including intent to use applications) to register any of the foregoing and registrations therefor (collectively, “Marks”) and (ii) copyrights and registrations and applications therefor (collectively, “Copyrights”).

“knowledge of the Seller” and “Seller’s knowledge” means the actual knowledge of Roger Laverty, Martin Lynch, Matthew McGuinness and David Jenkins.

“Liabilities” means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, choate or inchoate matured or un-matured, or otherwise. Without limiting the foregoing in any manner, the term “Liabilities” includes and refers to all liabilities and obligations for or with respect to Taxes.

“Lien” means any claim, conditional sale agreement, right of first refusal, option, security interest, mortgage, pledge, lien, encumbrance, charge or claim.

“Losses” means any and all damages, costs, losses, Liabilities, expenses or obligations (including all Taxes, interest, penalties, court costs, costs of preparation and investigation, and reasonable attorneys’, accountants’ and other professional advisors’ fees and expenses).

“Material Adverse Effect” means any condition, event, circumstance, change in, or effect on, the Business that is individually or in the aggregate materially adverse to the (a) the business, assets, liabilities, financial condition or operating results of the Business or (b) the ability of the Seller to perform its obligations under this Agreement other than (i) changes or effects resulting from the transactions contemplated by this Agreement, the announcement thereof or any actions by the Seller with regard to, including any failure to pay, Retained Liabilities, (ii) changes in United States general economic or securities market conditions, (iii) changes or conditions generally affecting the specialty coffee industry, (iv) changes resulting from acts of terrorism or acts of war or escalation of hostilities, whether occurring within or outside the United States, or any effect of any such acts or hostilities on general economic or other conditions, except to the extent such acts disproportionately affect (in a manner that is material and adverse) the Business.

“Permitted Exceptions” means: (i) statutory Liens for current Taxes or assessments not yet due and payable; (ii) the rights of the parties to this Agreement, the Transaction Documents and any other instruments to be delivered hereunder; (iii) materialmen’s, mechanic’s, repairmen’s or other like Liens arising in the ordinary course of business and not in violation of this Agreement that do not materially impair or interfere with the ownership, use or operation of the Assets; and (iv) any Liens or charges that do not, individually or in the aggregate, materially impair or interfere with the ownership, use or operation of the Acquired Assets or the Business.

“Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Entity or other entity.

“Purchaser’s Indemnified Persons” means the Purchaser and the Jireh Parties and their respective permitted successors and assigns.

“Representative” means, with respect to a particular Person, any director, officer, manager, partner, member, employee, agent, consultant, advisor or other representative of such Person, including legal counsel, accountants and financial advisors.

“Right of First Refusal Agreement” means a right of first refusal agreement in substantially the form of Exhibit G attached hereto.

“Seller’s Indemnified Persons” means the Seller and Diedrich and their respective permitted successors and assigns.

“Tax” or “Taxes” means all taxes, including any interest, penalty or other additions to tax that may become payable in respect thereof, imposed by any Governmental Entity or political subdivision thereof, which taxes shall include, without limiting the generality of the foregoing, all income and profits taxes (including, but not limited to, federal, state, local and foreign income taxes), payroll and employee withholding taxes, unemployment insurance taxes, social security taxes, sales, use and other transfer taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipt taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes and all other obligations of the same or of a similar nature to any of the foregoing.

“Tax Return” means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Trademark Assignment” means a trademark assignment in substantially the form of Exhibit H attached hereto.

“Trademark License Agreement” means the Trademark License Agreement in substantially the form of Exhibit C attached hereto.

“Transaction Documents” means the Assignment and Assumption Agreements, the Bill of Sale, the Trademark License Agreement, the Right of First Refusal Agreement, the Trademark Assignment, the Consulting Agreement, and the Brand Management Agreement.

“United States,” when used to describe the Seller’s operations, whether before or after the Closing, shall be deemed to include Puerto Rico. Accordingly, after the closing, the Business will not include Puerto Rico.

9.2 Amendment and Modification.

Subject to applicable law, this Agreement may be amended, modified, or supplemented only by written agreement of the Seller and the Purchaser. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

9.3 Waiver of Compliance; Consents.

Any failure of the Seller on the one hand, or the Purchaser on the other hand, to comply with any obligation, covenant, agreement, or condition herein may be waived by the Purchaser or the Seller, respectively, only by a written instrument signed by an officer of the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

9.4 Notices.

All notices and other communications hereunder must be in writing and will be deemed given when delivered by hand, by commercial courier or overnight delivery service or by facsimile to the parties at the following addresses (or at such other address for a party as may be specified by like notice):

If to the Seller or Diedrich, to:

Diedrich Coffee, Inc.
28 Executive Park, Suite 200
Irvine, California 92614
Attn: Chief Executive Officer
Facsimile: (949) 260-1610

With a copy to:

Gibson, Dunn & Crutcher LLP
4 Park Plaza
Irvine, California 92614
Attn: John M. Williams
Facsimile: (949) 475-4673

If to the Purchaser or
the Jireh Parties, to:

Gloria Jean’s Coffees International Pty. Ltd.
11 Hoyle Avenue
Castle Hill, NSW 2154
Australia
Attn: Nabi Saleh
Facsimile: +61 2 9894 2210

With a copy to:

Foley & Lardner LLP
2029 Century Park East, Suite 3500
Los Angeles, California 90067
Attn: Richard W. Lasater II
Facsimile: (310) 557-8475

9.5 Assignment.

This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

9.6 Governing Law.

This Agreement will be governed by, construed and enforced in accordance with the laws of the State of California, without regard to conflicts of laws doctrines.

9.7 Fees, Costs and Expenses.

Except as otherwise expressly provided in this Agreement, all legal, accounting and other fees, costs and expenses incurred in connection with this Agreement will be paid by the party incurring such fees, costs and expenses. If any party to this Agreement brings any action, suit, counterclaim, appeal, arbitration, mediation or other proceeding, in equity or at law (an “Action”), to enforce this Agreement or the other Transaction Documents or to declare rights under this Agreement or the other Transaction Documents, in addition to any damages and costs which the prevailing party or parties otherwise would be entitled, the losing party or parties in any such Action shall pay to the prevailing party or parties reasonable attorneys’ fees and costs incurred in connection with such Action and/or enforcing any judgment, order, ruling or award (collectively, a “Decision”) granted by a court, arbitrator or mediator, all of which must be paid whether or not such Action is prosecuted to a Decision. “Prevailing party” means, without limitation, any party who agrees to dismiss an action on the other party’s payment of the sum allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it. If there are multiple claims, the prevailing party is to be determined with respect to each claim separately. The prevailing party is the party that has obtained the greater relief in connection with any particular claim, although, with respect to any claim, it may be determined by the court, arbitrator or mediator that there is no prevailing party.

9.8 Construction.

The captions and titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. This Agreement has been jointly prepared by the Seller and the Purchaser and shall be construed without regard to any presumption or other rule requiring the resolution of any ambiguity regarding the interpretation or construction hereof against the party causing this Agreement to be drafted.

9.9 Acknowledgement; Independent Due Diligence.

The Purchaser acknowledges that the Seller makes no representation or warranty, expressed or implied, as to the accuracy or completeness of any information regarding the Seller, the Business or the Acquired Assets except as expressly set forth in this Agreement and the schedules hereto. The Purchaser further acknowledges that:

(a) the Purchaser, either alone or together with any individuals or entities the Purchaser has retained to advise it with respect to the transactions contemplated hereby, has knowledge and experience in transactions of this type and in the Business, and is therefore capable of evaluating the risks and merits of acquires the Acquired Assets;

(b) the Purchaser has relied on its own independent investigation, and has not relied on any information or representations furnished by the Seller or any representative or agent of the Seller (except as expressly set forth in this Agreement), in determining whether to enter into this Agreement;

(c) neither the Seller nor any representative or agent of the Seller has given any investment, legal or other advice or rendered any opinion as to whether the purchase of the Acquired Assets is prudent, and the Purchaser is not relying on any representation or warranty by the Seller or any representative or agent of the Seller except as expressly set forth in this Agreement;

(d) the Purchaser has conducted due diligence, including a review of the documents, records and books pertaining to the Business and the Acquired Assets that the Seller has made available to the Purchaser; and

(e) the Purchaser and its attorneys, accountants and advisors have had the opportunity to ask questions and receive answers concerning the Business and the Acquired Assets.

9.10 Disclaimer Regarding Assets.

Except as specifically set forth in this Agreement, the Seller expressly disclaims any representations or warranties of any kind or nature, express or implied, as to the condition, value or quality of the Business or the Acquired Assets or the prospects (financial and otherwise), risks and other incidents of the Business or the Acquired Assets. Except as specifically set forth in this Agreement, the Seller expressly disclaims any representation or warranty of merchantability, usage, suitability or fitness for any particular purpose with respect to the Business or the Acquired Assets, or any part thereof, or as to the workmanship thereof, or the absence of any defects therein, whether latent or patent. In particular, the Seller is not aware of the plans or intentions of the Purchaser with respect to its use of the Acquired Assets after the Closing and, therefore, except as specifically set forth in this Agreement, the Seller hereby expressly disclaims any representation or warranty with respect to the sufficiency or adequacy of the Acquired Assets for any particular use by, or purpose of, the Purchaser whatsoever. Except as expressly provided herein, no other material or information provided by or communications made by the Seller or any of its Representatives will cause or create any warranty, express or implied, as to the condition value or quality of such Acquired Assets. Without limiting the generality of the foregoing, no representation or warranty is made with respect to the accuracy of any information provided in any meetings with management or other personnel of the Seller or is Representatives, except as expressly set forth in this Agreement.

9.11 Submission to Jurisdiction.

All actions or proceedings arising in connection with this Agreement and the Transaction Documents shall be tried and litigated in the state or federal courts located in the County of Orange, State of California. The foregoing choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement or any Transaction Document in any jurisdiction other than that specified in this Section 9.11. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section 9.11, and stipulates that the state and federal courts located in the County of Orange, State of California shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 9.11 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 9.4. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

9.12. Bulk Sales.

The Purchaser waives compliance by the Seller with the provisions of any bulk sales law under the Commercial Code of the State of California or any other state. The Seller hereby covenants and agrees to indemnify and hold harmless the Purchaser from and against any and all claims of the Seller’s creditors asserted against the Purchaser resulting from such non-compliance.

9.13 Entire Agreement.

This Agreement, including the exhibits and schedules attached hereto and incorporated herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter. No discussions regarding or exchange of drafts or comments in connection with the transactions contemplated herein will constitute an agreement among the parties hereto.

9.14 Counterparts.

This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one instrument. Signatures transmitted electronically or by facsimile shall be deemed original signatures.

IN WITNESS WHEREOF, the parties have executed and delivered this Asset Purchase Agreement as of the date first written above.

THE SELLER:

GLORIA JEAN’S GOURMET COFFEES CORP.

By:	/s/ Roger M. Laverty
Name:	Roger M. Laverty
Title:	CEO

GLORIA JEAN’S GOURMET COFFEES FRANCHISING CORP.

By:	/s/ Roger M. Laverty
Name:	Roger M. Laverty
Title:	CEO

DIEDRICH:

DIEDRICH COFFEE, INC.

By:	/s/ Roger M. Laverty
Name:	Roger M. Laverty
Title:	CEO

THE PURCHASER:

GLORIA JEAN’S COFFEES INTERNATIONAL PTY. LTD.

By:	/s/ Nabi Saleh
Name:	Nabi Saleh
Title:	Executive Chairman

GLORIA JEAN’S COFFEES HOLDINGS PTY. LTD.

By:	/s/ Nabi Saleh
Name:	Nabi Saleh
Title:	Executive Chairman

JIREH PARTIES:

JIREH INTERNATIONAL PTY. LTD.

By:	/s/ Nabi Saleh
Name:	Nabi Saleh
Title:	Executive Chairman

JIREH GROUP PTY. LTD.

By:	/s/ Nabi Saleh
Name:	Nabi Saleh
Title:	Executive Chairman

EXHIBITS

Exhibit A		Assignment and Assumption Agreement (Master Franchise Agreements)

Exhibit B		Assignment and Assumption Agreement (Acquired Assets and Assumed Liabilities)

Exhibit C		Trademark License Agreement

Exhibit D		Bill of Sale

Exhibit E		Brand Management Agreement

Exhibit F		Form of Estoppel Certificate

Exhibit G		Right of First Refusal Agreement

Exhibit H		Trademark Assignment

Exhibit I		Consulting Agreement

SCHEDULES

Schedule 1.1	(a)(i)	Owned Intellectual Property

Schedule 1.1	(a)(ii)	Assigned Contracts

Schedule 1.5		Purchase Price Allocation

Schedule 2.3		Required Consents

Schedule 2.7	(d)	Intellectual Property Enforceability Exceptions

Schedule 2.9		Assigned Contract Validity Exceptions

Schedule 3.7		Litigation (Purchaser)

EXHIBIT A

ASSIGNMENT AND ASSUMPTION AGREEMENT

(MASTER FRANCHISE AGREEMENTS)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of                     , 200  , by and between Gloria Jean’s Gourmet Coffees Franchising Corp., an Illinois corporation (“Assignor”), and Gloria Jean’s Coffees International Pty. Ltd., a corporation organized under the laws of Australia (“Assignee”).

WHEREAS, Assignor and Assignee have entered into that certain Asset Purchase Agreement, dated December   , 2004 (the “Asset Purchase Agreement”), pursuant to which Assignee has agreed to purchase certain assets, and to assume certain liabilities, of Assignor; and

WHEREAS, this Agreement is being entered into pursuant to Article V of the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Asset Purchase Agreement.

2. Assignment and Assumption of Master Franchise Agreement. Assignor hereby transfers and assigns to Assignee all of its right, title and interest in the Master Franchise Agreements identified on Exhibit A attached hereto, and Assignee hereby agrees to pay or perform, or cause to be performed, promptly as they become due, all obligations of Assignor in, to or under the Master Franchise Agreements which accrue or require performance on or after the date of this Agreement.

3. Integration with Asset Purchase Agreement Provisions. Nothing contained in this Agreement shall expand, reduce, modify or waive any rights or obligations of the parties under the Asset Purchase Agreement. In the event that any of the provisions of this Agreement are determined to conflict with the terms of the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall control.

4. Specific Performance. Each party acknowledges and agrees that the breach of this Agreement would cause irreparable damage to the other party and that the non-breaching party will not have an adequate remedy at law. Therefore, the obligations of each party under this Agreement shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

5. Further Assurances. Each party hereto shall execute such additional documents and instruments and take such further action as reasonably may be required or desirable to carry out the provisions hereof.

6. Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of Assignor and Assignee.

7. Waiver of Compliance; Consents. Any failure of Assignor on the one hand, or Assignee on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by Assignor or Assignee, respectively, only by a written instrument signed by an officer of the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

8. Notices. All notices and other communications hereunder must be in writing and will be deemed given when delivered by hand, by commercial courier or overnight delivery service or by facsimile to the parties at the following addresses (or at such other address that a party may specify by like notice):

If to Assignor, to:

Gloria Jean’s Gourmet Coffees Franchising Corp.
28 Executive Park, Suite 200
Irvine, California 92614
Attn: Chief Executive Officer
Facsimile: (949) 260-1610

With a copy to:

Gibson, Dunn & Crutcher LLP
4 Park Plaza
Irvine, California 92614
Attn: John M. Williams
Facsimile: (949) 475-4673

If to Assignee, to:

Gloria Jean’s Coffees International Pty. Ltd.
11 Hoyle Avenue
Castle Hill, NSW 2154
Australia
Attn: Nabi Saleh
Facsimile: +61 2 9894 2210

With a copy to:

Foley & Lardner LLP
2029 Century Park East, Suite 3500
Los Angeles, California 90067
Attn: Richard W. Lasater II
Facsimile: (310) 557-8475

9. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

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10. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California, without regard to conflicts of laws doctrines.

11. Fees, Costs and Expenses. Except as otherwise expressly provided in this Agreement, all legal, accounting and other fees, costs and expenses incurred in connection with this Agreement will be paid by the party incurring such fees, costs and expenses. If any party to this Agreement brings any action, suit, counterclaim, appeal, arbitration, mediation or other proceeding, in equity or at law (an “Action”), to enforce this Agreement or to declare rights under this Agreement, in addition to any damages and costs which the prevailing party or parties otherwise would be entitled, the losing party or parties in any such Action shall pay to the prevailing party or parties reasonable attorneys’ fees and costs incurred in connection with such Action and/or enforcing any judgment, order, ruling or award (collectively, a “Decision”) granted by a court, arbitrator or mediator, all of which must be paid whether or not such Action is prosecuted to a Decision. “Prevailing party” means, without limitation, any party who agrees to dismiss an action on the other party’s payment of the sum allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it. If there are multiple claims, the prevailing party is to be determined with respect to each claim separately. The prevailing party is the party that has obtained the greater relief in connection with any particular claim, although, with respect to any claim, it may be determined by the court, arbitrator or mediator that there is no prevailing party.

12. Construction. The captions and titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. This Agreement has been jointly prepared by Assignor and Assignee and shall be construed without regard to any presumption or other rule requiring the resolution of any ambiguity regarding the interpretation or construction hereof against the party causing this Agreement to be drafted.

13. Submission to Jurisdiction. All actions or proceedings arising in connection with this Agreement shall be tried and litigated in the state or federal courts located in the County of Orange, State of California. The foregoing choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this Section 13. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section 13, and stipulates that the state and federal courts located in the County of Orange, State of California shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 13 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 8. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

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14. Entire Agreement. This Agreement, including the exhibit attached hereto and incorporated herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter. No discussions regarding or exchange of drafts or comments in connection with the transactions contemplated herein will constitute an agreement among the parties hereto.

15. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one instrument. Signatures transmitted electronically or by facsimile shall be deemed original signatures.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement (Master Franchise Agreements) as of the date first above written.

Assignor:

GLORIA JEAN’S GOURMET COFFEES FRANCHISING CORP.

By:
Name:
Title:

Assignee:

GLORIA JEAN’S COFFEES INTERNATIONAL PTY. LTD.

By:
Name:
Title:

EXHIBIT A

MASTER FRANCHISE AGREEMENTS

EXHIBIT B

ASSIGNMENT AND ASSUMPTION AGREEMENT

(ACQUIRED ASSETS AND ASSUMED LIABILITIES)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of             , 200    , by and among Gloria Jean’s Gourmet Coffees Corp., an Illinois corporation (“GJGC”), and Gloria Jean’s Gourmet Coffees Franchising Corp., an Illinois corporation (“GJGCFC,” and together with GJGC, “Assignor”), on the one hand, and Gloria Jean’s Coffees International Pty. Ltd., a corporation organized under the laws of Australia (“GJCI”), and Gloria Jean’s Coffees Holdings Pty. Ltd. (“GJCH,” and together with GJCI, “Assignee”), on the other hand.

WHEREAS, Assignor and Assignee have entered into that certain Asset Purchase Agreement, dated December     , 2004 (the “Asset Purchase Agreement”), pursuant to which Assignee has agreed to purchase certain assets, and to assume certain liabilities, of Assignor; and

WHEREAS, this Agreement is being entered into pursuant to Article V of the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Asset Purchase Agreement.

2. Assignment and Assumption of Acquired Assets. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor’s legal, beneficial and other right, title and interest in and to the Acquired Assets.

3. Assignment and Assumption of Assumed Liabilities. In accordance with Section 1.2 of the Asset Purchase Agreement, Assignor hereby assigns, and Assignee hereby assumes and agrees to pay, perform and discharge in accordance with their terms (whether fixed or contingent, matured or unmatured, arising by law or by contract or otherwise), the Assumed Liabilities.

4. Integration with Asset Purchase Agreement Provisions. Nothing contained in this Agreement shall expand, reduce, modify or waive any rights or obligations of the parties under the Asset Purchase Agreement. In the event that any of the provisions of this Agreement are determined to conflict with the terms of the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall control.

5. Specific Performance. Each party acknowledges and agrees that the breach of this Agreement would cause irreparable damage to the other party and that the non-breaching party will not have an adequate remedy at law. Therefore, the obligations of each party under this Agreement shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

6. Further Assurances. Each party hereto shall execute such additional documents and instruments and take such further action as reasonably may be required or desirable to carry out the provisions hereof.

7. Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of Assignor and Assignee.

8. Waiver of Compliance; Consents. Any failure of Assignor on the one hand, or Assignee on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by Assignor or Assignee, respectively, only by a written instrument signed by an officer of the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

9. Notices. All notices and other communications hereunder must be in writing and will be deemed given when delivered by hand, by commercial courier or overnight delivery service or by facsimile to the parties at the following addresses (or at such other address that a party may specify by like notice):

If to Assignor, to:

Gloria Jean’s Gourmet Coffees Corp.
Gloria Jean’s Gourmet Coffees Franchising Corp.
28 Executive Park, Suite 200
Irvine, California 92614
Attn: Chief Executive Officer
Facsimile: (949) 260-1610

With a copy to:

Gibson, Dunn & Crutcher LLP
4 Park Plaza
Irvine, California 92614
Attn: John M. Williams
Facsimile: (949) 475-4673

If to Assignee, to:

Gloria Jean’s Coffees International Pty. Ltd.
Gloria Jean’s Coffees Holdings Pty. Ltd.
11 Hoyle Avenue
Castle Hill, NSW 2154
Australia
Attn: Nabi Saleh
Facsimile: +61 2 9894 2210

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With a copy to:

Foley & Lardner LLP
2029 Century Park East, Suite 3500
Los Angeles, California 90067
Attn: Richard W. Lasater II
Facsimile: (310) 557-8475

10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

11. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California, without regard to conflicts of laws doctrines.

12. Fees, Costs and Expenses. Except as otherwise expressly provided in this Agreement, all legal, accounting and other fees, costs and expenses incurred in connection with this Agreement will be paid by the party incurring such fees, costs and expenses. If any party to this Agreement brings any action, suit, counterclaim, appeal, arbitration, mediation or other proceeding, in equity or at law (an “Action”), to enforce this Agreement or to declare rights under this Agreement, in addition to any damages and costs which the prevailing party or parties otherwise would be entitled, the losing party or parties in any such Action shall pay to the prevailing party or parties reasonable attorneys’ fees and costs incurred in connection with such Action and/or enforcing any judgment, order, ruling or award (collectively, a “Decision”) granted by a court, arbitrator or mediator, all of which must be paid whether or not such Action is prosecuted to a Decision. “Prevailing party” means, without limitation, any party who agrees to dismiss an action on the other party’s payment of the sum allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it. If there are multiple claims, the prevailing party is to be determined with respect to each claim separately. The prevailing party is the party that has obtained the greater relief in connection with any particular claim, although, with respect to any claim, it may be determined by the court, arbitrator or mediator that there is no prevailing party.

13. Construction. The captions and titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. This Agreement has been jointly prepared by Assignor and Assignee and shall be construed without regard to any presumption or other rule requiring the resolution of any ambiguity regarding the interpretation or construction hereof against the party causing this Agreement to be drafted.

14. Submission to Jurisdiction. All actions or proceedings arising in connection with this Agreement shall be tried and litigated in the state or federal courts located in the County of Orange, State of California. The foregoing choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement or any Transaction Document in any

3

jurisdiction other than that specified in this Section 14. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section 14, and stipulates that the state and federal courts located in the County of Orange, State of California shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 14 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 9. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

15. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter. No discussions regarding or exchange of drafts or comments in connection with the transactions contemplated herein will constitute an agreement among the parties hereto.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one instrument. Signatures transmitted electronically or by facsimile shall be deemed original signatures.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement (Acquired Assets and Assumed Liabilities) as of the date first above written.

Assignor:

GLORIA JEAN’S GOURMET COFFEES CORP.

By:
Name:
Title:

GLORIA JEAN’S GOURMET COFFEES FRANCHISING CORP.

By:
Name:
Title:

Assignee: GLORIA JEAN’S COFFEES INTERNATIONAL PTY. LTD.

By:
Name:
Title:

GLORIA JEAN’S COFFEES HOLDINGS PTY. LTD.

By:
Name:
Title:

EXHIBIT C

TRADEMARK LICENSE AGREEMENT

THIS TRADEMARK LICENSE AGREEMENT (this “Agreement”) is made and entered into as of                     , 200  , by and between Gloria Jean’s Gourmet Coffees Corp., an Illinois corporation (“Licensor”), and Gloria Jean’s Gourmet Coffees Franchising Corp., an Illinois corporation (“GJGCFC”), on the one hand, and Gloria Jean’s Coffees Holdings Pty. Ltd., a corporation organized under the laws of Australia (“Licensee”), Gloria Jean’s Coffees International Pty. Ltd., a corporation organized under the laws of Australia (“GJCI”), Jireh International Pty. Ltd., a corporation organized under the laws of Australia (“Jireh”), and Jireh Group Pty. Ltd., a corporation organized under the laws of Australia (“Jireh Group,” and together with GJCI and Jireh, the “Jireh Parties”).

WHEREAS, the parties hereto have entered into that certain Asset Purchase Agreement, dated December     , 2004 (the “Asset Purchase Agreement”), pursuant to which Licensee has agreed to purchase certain assets of Licensor, to assume certain liabilities of Licensor, and to license the use of the Marks (as defined below) from Licensor;

WHEREAS, Licensor is the owner of the Australian trademarks and trademark applications (collectively, the “Australian Marks”) identified on Exhibit A attached hereto;

WHEREAS, Licensor is the owner of the United States trademarks and trademark applications (collectively, the “Guam Marks”) identified on Exhibit B attached hereto;

WHEREAS, the Australian Marks and the Guam Marks are collectively referred to herein as the “Marks;”

WHEREAS, Licensee seeks to acquire the right to use the Marks in the field of gourmet coffees and related products and services (the “Field”) and the goodwill associated with the Marks; and

WHEREAS, this Agreement is being entered into pursuant to Article V of the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Licenses.

(a) Licensor hereby grants to Licensee the exclusive license to use the Guam Marks in Guam in connection with Licensee’s sale of products and services to be used or consumed in Guam (and not for export to the United States) in the Field (the “Guam License”). In consideration for the Guam License, Licensee and the Jireh Parties shall be jointly and severally responsible for the payment of a royalty to Licensor in the amount of US$50,000 per annum (the “Guam License Royalty Payments”), payable within fifteen (15) calendar days of each anniversary of the date of this Agreement. The Guam License granted herein includes the right of Licensee to grant sublicenses to use the Guam Marks in Guam in accordance with the terms and conditions of this Agreement and the Brand Management Agreement (as defined in the Asset Purchase Agreement).

(b) Licensor hereby grants to Licensee the exclusive license to use the Australian Marks in Australia in connection with Licensee’s sale of products and services in the Field (the “Australian License”). In consideration for the Australian License, Licensee and the Jireh Parties shall be jointly and severally responsible for the payment of a royalty to Licensor in the amount of US$350,000 per annum (the “Australian License Royalty Payments”), payable within fifteen (15) calendar days of each anniversary of the date of this Agreement. The Australian License granted herein includes the right of Licensee to grant sublicenses to use the Australian Marks in Australia in accordance with the terms and conditions of this Agreement and the Brand Management Agreement.

2. Security for Payments. As security for the payment of the Guam License Royalty Payments and the Australian License Royalty Payments (collectively, the “Royalty Payments”), and for the payments due under the Consulting Agreement (as defined in the Asset Purchase Agreement), Licensee and the Jireh Parties shall provide the following for the benefit of Licensor:

(a) Concurrent with the execution of this Agreement, Licensee and the Jireh Parties shall obtain and deliver to Licensor a letter of credit (the “Letter of Credit”) from National Australia Bank Ltd. (the “Bank”) in favor of Licensor in an amount equal to US$1,000,000 on the terms and substantially in the form of Exhibit C attached hereto. Licensee and the Jireh Parties shall use commercially reasonable efforts to renew the Letter of Credit on each anniversary of this Agreement until all Royalty Payments have been paid to Licensor.

(b) Licensee and GJCI hereby grant to Licensor and GJGCFC a security interest in the Acquired Assets, which security interest shall be subject and subordinate only to the lien of the Bank in the Acquired Assets. Concurrent with the execution of this Agreement, Licensee and GJCI shall execute and deliver to Licensor and GJGCFC a Security Agreement and a Form UCC-1 in the form of Exhibit D attached hereto for filing with the California Secretary of State to evidence such security interest granted hereby.

(c) Licensee and GJCI hereby grant to Licensor and GJGCFC Registered Fixed and Floating Charges over the Acquired Assets, which security interest shall be subject and subordinate only to the lien of the Bank in the Acquired Assets, and agree to provide undertakings supported by a Guarantee and Indemnity of Licensee and the Jireh Parties in an amount equal to the aggregate of the Royalty Payments due under this Agreement.

3. Quality Control. Licensee agrees that its use of the Marks will be consistent with the quality currently associated with Licensor’s products and services, that Licensee will cooperate with Licensor in addressing any material quality concerns reasonably raised by Licensor, and that, in addition to the terms and conditions contained herein, the Brand Management Agreement shall also govern the Licensee’s use of the Marks.

4. Infringement By Third Parties. Licensee shall have the obligation to enforce the Australian Marks against potential infringing third parties and shall be responsible for all expenses and costs related to the protection and enforcement of the Australian Marks. Licensor shall have the obligation to enforce the Guam Marks against potential infringing third parties; provided that Licensee shall be responsible for all expenses and costs related to the protection and enforcement of the Guam Marks with respect to Guam. Licensee agrees to notify Licensor, and Licensor agrees to notify Licensee, of any potential acts of infringement of the Marks by third parties as promptly as such may come to the attention of Licensee or Licensor, as the case may be.

5. Term. Unless terminated earlier by Licensor in accordance with Section 6(b) hereof, this Agreement shall commence on the date hereof and shall continue until the Marks are transferred to Licensee in accordance with the terms of Section 1.8 of the Brand Management Agreement of even date herewith.

6. Termination.

(a) The obligation of the Licensee and the Jireh Parties to pay Licensor all of the Royalty Payments is an absolute, irrevocable commitment on the part of Licensee and the Jireh Parties. Without limiting the foregoing, no cancellation or termination of this Agreement, breach of this Agreement by Licensor, or action or inaction on the part of Licensor (regardless of whether such actions or inactions are intentional, negligent or otherwise), shall relieve Licensee or the Jireh Parties from their obligation to pay the Royalty Payments to Licensor. Furthermore, this Agreement may not be terminated by Licensee or the Jireh Parties, or any of them; provided, however, that if Licensor breaches this Agreement, and such breach is not remedied within fifteen (15) days of Licensor receiving notice of such breach, Licensee may seek damages for such breach; provided further that, while any such action may be pending, Licensee and the Jireh Parties shall continue to make all payments due Licensor hereunder.

(b) This Agreement may be terminated by Licensor in the event that: (i) Licensee or the Jireh Parties breach this Agreement and such breach is not remedied by Licensee or the Jireh Parties within fifteen (15) days of Licensee or the Jireh Parties receiving notice of such breach; or (ii) Licensee or any of its Affiliates (as defined in the Asset Purchase Agreement) breach the Consulting Agreement, the Brand Management Agreement, or any financing agreement with the Bank that pertains to the transactions contemplated by this Agreement or the transactions contemplated by the Asset Purchase Agreement.

7. Acceleration of Payments. Upon the occurrence of any event referred to in Section 6(b)(i) or (ii) above, in addition to, on not in limitation of, the other remedies that Licensor may have, Licensor shall have the option to cause Licensee and the Jireh Parties to immediately pay Licensor a sum certain amount equal to (i) six (6) times the amount of the annual Royalty Fees minus (ii) the amount of any Royalty Fees already paid by Licensee to Licensor. In addition, the amount of any late payments under this Agreement shall accrue interest at a simple rate per annum equal to the lesser of 9% or the maximum rate permitted by applicable law.

8. Ownership. Licensee acknowledges that Licensor is the sole owner of the Marks and of the goodwill associated therewith, and that Licensee hereby acquires no right, title interest or claim of ownership in or to the Marks except the licenses granted herein. Licensee agrees not to contest Licensor’s ownership of the Marks and not to take any action to lessen or dilute the uniqueness of the Marks in any manner. Licensee expressly acknowledges the value and uniqueness of the Marks. All use of the Marks by Licensee shall inure to the benefit of Licensor.

9. Further Assurances. Each party hereto shall execute such additional documents and instruments and take such further action as reasonably may be required or desirable to carry out the provisions hereof.

10. Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of Licensor and Licensee.

11. Waiver of Compliance; Consents. Any failure of Licensor on the one hand, or Licensee on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by Licensor or Licensee, respectively, only by a written instrument signed by an officer of the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

12. Notices. All notices and other communications hereunder must be in writing and will be deemed given when delivered by hand, by commercial courier or overnight delivery service or by facsimile to the parties at the following addresses (or at such other address that a party may specify by like notice):

If to Licensor, to:

Gloria Jean’s Gourmet Coffees Corp.
28 Executive Park, Suite 200
Irvine, California 92614
Attn: Chief Executive Officer
Facsimile: (949) 260-1610

With a copy to:

Gibson, Dunn & Crutcher LLP
4 Park Plaza
Irvine, California 92614
Attn: John M. Williams
Facsimile: (949) 475-4673

If to Licensee or the Jireh Parties, to:

Gloria Jean’s Coffees Holdings Pty. Ltd.
11 Hoyle Avenue
Castle Hill, NSW 2154
Australia
Attn: Nabi Saleh
Facsimile: +61 2 9894 2210

With a copy to:

Foley & Lardner LLP
2029 Century Park East, Suite 3500
Los Angeles, California 90067
Attn: Richard W. Lasater II
Facsimile: (310) 557-8475

13. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder. Notwithstanding the foregoing, Licensor shall have the right to assign the receipt of the Royalty Fees without the consent of Licensee or the Jireh Parties, or any of them.

14. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California, without regard to conflicts of laws doctrines.

15. Fees, Costs and Expenses. Except as otherwise expressly provided in this Agreement, all legal, accounting and other fees, costs and expenses incurred in connection with this Agreement will be paid by the party incurring such fees, costs and expenses. If any party to this Agreement brings any action, suit, counterclaim, appeal, arbitration, mediation or other proceeding, in equity or at law (an “Action”), to enforce this Agreement or to declare rights under this Agreement, in addition to any damages and costs which the prevailing party or parties otherwise would be entitled, the losing party or parties in any such Action shall pay to the prevailing party or parties reasonable attorneys’ fees and costs incurred in connection with such Action and/or enforcing any judgment, order, ruling or award (collectively, a “Decision”) granted by a court, arbitrator or mediator, all of which must be paid whether or not such Action is prosecuted to a Decision. “Prevailing party” means, without limitation, any party who agrees to dismiss an action on the other party’s payment of the sum allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it. If there are multiple claims, the prevailing party is to be determined with respect to each claim separately. The prevailing party is the party that has obtained the greater relief in connection with any particular claim, although, with respect to any claim, it may be determined by the court, arbitrator or mediator that there is no prevailing party.

16. Construction. The captions and titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. This Agreement has been jointly prepared by Licensor and Licensee and shall be construed without regard to any presumption or other rule requiring the resolution of any ambiguity regarding the interpretation or construction hereof against the party causing this Agreement to be drafted.

17. Submission to Jurisdiction. All actions or proceedings arising in connection with this Agreement shall be tried and litigated in the state or federal courts located in the County of Orange, State of California. The foregoing choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement or any Transaction Document (as defined in the Asset Purchase Agreement) in any jurisdiction other than that specified in this Section 17. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section 17, and stipulates that the state and federal courts located in the County of Orange, State of California shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 17 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 12. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

18. Taxes. Licensee and the Jireh Parties hereby agree to indemnify Licensor and GJGCFC to the fullest extent from any withholding taxes that may be imposed on the payments made by Licensee or the Jireh Parties hereunder.

19. Entire Agreement. This Agreement, including the exhibits attached hereto and incorporated herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter. No discussions regarding or exchange of drafts or comments in connection with the transactions contemplated herein will constitute an agreement among the parties hereto.

20. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one instrument. Signatures transmitted electronically or by facsimile shall be deemed original signatures.

IN WITNESS WHEREOF, the parties hereto have executed this Trademark License Agreement as of the date first written above.

Licensor:

GLORIA JEAN’S GOURMET COFFEES CORP.

By:
Name:
Title:

GJGCFC:

GLORIA JEAN’S GOURMET COFFEES FRANCHISING CORP.

By:
Name:
Title:

Licensee:

GLORIA JEAN’S COFFEES HOLDINGS PTY. LTD.

By:
Name:
Title:

The Jireh Parties:

GLORIA JEAN’S COFFEES INTERNATIONAL PTY. LTD.

By:
Name:
Title:

JIREH INTERNATIONAL PTY. LTD.

By:
Name:
Title:

JIREH GROUP PTY. LTD.

By:
Name:
Title:

EXHIBIT A

AUSTRALIAN MARKS

EXHIBIT B

GUAM MARKS

EXHIBIT C

LETTER OF CREDIT

EXHIBIT D

FORM OF SECURITY AGREEMENT

EXHIBIT D

BILL OF SALE

In accordance with the terms of that certain Asset Purchase Agreement, dated as of                     , 200   (the ”Asset Purchase Agreement”), by and among Gloria Jean’s Gourmet Coffees Corp., an Illinois corporation (“GJGC”), Gloria Jean’s Gourmet Coffees Franchising Corp., an Illinois corporation (“GJGCFC,” and together with GJGC, “Seller”), and Diedrich Coffee, Inc. (“Diedrich”), on the one hand, and Gloria Jean’s Coffees International Pty. Ltd., a corporation organized under the laws of Australia (“GJCI”), Gloria Jean’s Coffees Holdings Pty. Ltd., a corporation organized under the laws of Australia (“GJCH,” and together with GJCI, the “Purchaser”), Jireh Group Pty. Ltd., a corporation organized under the laws of Australia (“Jireh Group”), and Jireh International Pty. Ltd., a corporation organized under the laws of Australia, on the other hand, Seller, for good and valuable consideration, hereby sells, transfers, assigns, conveys, grants and delivers to Purchaser, and its successors and assigns, all legal, beneficial and other rights, title and interest in and to the Acquired Assets, free and clear of all Liens (except for Permitted Exceptions). Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Asset Purchase Agreement.

Seller agrees that it will, at any time and from time to time, upon the request of Purchaser, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged or delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as reasonably may be required to effect the assignment, transfer, grant and conveyance of the Acquired Assets and to confirm unto Purchaser, and to reduce to the possession of Purchaser, title to and possession of any and all of such Acquired Assets transferred and assigned hereby.

Nothing in this Bill of Sale, express or implied, is intended to or shall be construed to confer upon nor give to any person, firm or corporation, other than Purchaser and its successors and permitted assigns, any remedy or claim under or by reason of this Bill of Sale or any term hereof, and all of the terms, promises and agreements contained in this Bill of Sale shall be for the sole and exclusive benefit of Purchaser and its successors and permitted assigns. This Bill of Sale does not, nor shall it be deemed to, supersede, extinguish or merge any of the representations, warranties, indemnities and limitations set forth in the Asset Purchase Agreement, including, without limitation, all representations, warranties, indemnities and limitations therein made with respect to the Acquired Assets, all of which are incorporated herein by reference and which provisions shall remain in full force and effect to the extent provided in the Asset Purchase Agreement.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of this      day of                 , 200  .

Seller:

GLORIA JEAN’S GOURMET COFFEES CORP.

By:
Name:
Title:

GLORIA JEAN’S GOURMET COFFEES FRANCHISING CORP.

By:
Name:
Title:

EXHIBIT E

BRAND MANAGEMENT AGREEMENT

THIS BRAND MANAGEMENT AGREEMENT (this “Agreement”) is made and entered into as of                     , 200   by and between Gloria Jean’s Gourmet Coffees Corp., an Illinois corporation (“GJGC”), Gloria Jean’s Gourmet Coffees Franchising Corp., an Illinois corporation (“GJGCFC), and Diedrich Coffee, Inc. (“Diedrich,” and together with GJGC and GJGCFC, the ”Diedrich Parties”), on the one hand, and Gloria Jean’s Coffees International Pty. Ltd., a company organized under the laws of Australia (“GJCI”), Gloria Jean’s Coffees Holdings Pty. Ltd., a company organized under the laws of Australia (“GJCH”), and Jireh International Pty. Ltd., a company organized under the laws of Australia (“Jireh”), and Jireh Group Pty. Ltd., a company organized under the laws of Australia (“Jireh Group,” and together with Jireh, GJCI and GJCH, the “Jireh Parties”), on the other hand.

WHEREAS, the Diedrich Parties and the Jireh Parties have entered into that certain Asset Purchase Agreement, dated December     , 2004 (the “Asset Purchase Agreement”), pursuant to which GJCI and GJCH have purchased certain assets, and assumed certain liabilities, of GJGC and GJGCFC; and

WHEREAS, upon the closing of the transactions contemplated by the Asset Purchase Agreement, GJGC owns the trademarks listed on Exhibit A attached hereto (“GJGC Marks”) and that GJCH owns the trademarks listed on Exhibit B attached hereto (“GJCH Marks,” and together with the GJGC Marks, the “Marks”);

WHEREAS, GJGC and GJCH have also entered into that certain Trademark License Agreement, of even date herewith, pursuant to which GJGC licenses to GJCH the use of the GJGC Marks; and

WHEREAS, the parties desire to set forth herein certain understandings regarding the operation of their respective businesses after the date hereof and regarding their respective rights and obligations with respect to the ownership and use of the Marks.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

COVENANTS

1.1 Ownership and Maintenance of the Marks.

(a) The Jireh Parties acknowledge that GJGC is the sole owner of the GJGC Marks and of the goodwill associated therewith. The Diedrich Parties acknowledge that GJCH is the sole owner of the GJCH Marks and of the goodwill associated therewith. The parties hereto acknowledge and agree that none of them hereby acquire any right, title interest or claim of ownership in or to the trademarks of any other party hereto except to the extent granted herein.

(b) The Diedrich Parties agree not to contest GJCH’s ownership of the GJCH Marks and not to take any action to lessen or dilute the uniqueness of the marks in any manner. The Jireh Parties agree not to contest GJGC’s ownership of the GJGC Marks and not to take any action to lessen or dilute the uniqueness of the marks in any manner. Each party expressly acknowledges the value and uniqueness of the Marks. All use of the GJGC Marks by the Jireh Parties shall inure to the benefit of the Diedrich Parties, and all use of the GJCH Marks by the Jireh Parties shall inure to the benefit of the Jireh Parties.

(c) Each party agrees that the use of the trademarks owned, used or licensed by it will be consistent with the quality currently associated with the Diedrich Parties’ products and services, and that each party will cooperate with the other in addressing any material quality concerns reasonably raised by the other party.

(d) The Jireh Parties shall have the obligation to enforce, at their own expense, GJCH Marks against potential infringing third parties. With respect to the Australian trademarks and trademark applications that comprise a portion of the GJGC Marks, the Jireh Parties shall have the obligation to enforce, at their own expense, such trademarks and trademark applications against potential infringing third parties. With respect to the United States trademarks and trademark applications that comprise a portion of the GJGC Marks, the Diedrich Parties shall have the obligation to enforce, at their own expense, such trademarks and trademark applications against potential infringing third parties. The Diedrich Parties shall notify the Jireh Parties, and the Jireh Parties shall notify the Diedrich Parties, of any potential acts of infringement of the other parties’ trademarks by third parties as promptly as such may come to their attention.

1.2 Quality Standards. Each party agrees to maintain its present high quality standards relating to green coffee buying, roasting, flavoring and/or grinding (in each case where applicable), packaging, labeling, dating programs and shelf life, sample testing and product quality inspecting, sample retaining, warehousing, and other material aspects of the sale and distribution of all coffees associated with the Marks.

1.3 Defects. Whenever the Diedrich Parties or the Jireh Parties becomes aware that any coffee that they or any franchisee or supplier has manufactured, distributed or sold, or any ingredient or component thereof, is or may become harmful to persons or property, or that the coffee that it or any franchisee or supplier has manufactured, distributed or sold, or any ingredient or component thereof, is defective in any manner which is or may become harmful to persons or property, or that the same is mislabeled, it shall immediately give notice of such problem or defect to the other party and shall provide all information in its possession with respect to such problem or defect. With respect to the United States, if the Diedrich Parties determine that it is necessary to recall any quantity of the coffee from their warehouses or from any customer for any reason bearing on the quality or safety of the coffee, the Diedrich Parties agree to take such steps as may be required by applicable law to protect the interests of the public, and such additional steps that the Diedrich Parties may deem appropriate, and to comply diligently with all product recall procedures established by the Governmental Entity (as defined in the Asset Purchase Agreement) responsible for such recalls in the United States. With respect to all countries other than the United States, if the Jireh Parties determine that it is necessary to recall any quantity of the coffee from their warehouses or from any customer for any reason bearing on the quality or safety of the coffee, the Jireh Parties agree to take such steps as may be required by applicable law to protect the interests of the public, and such additional steps the Jireh Parties may deem appropriate, and to comply diligently with all product recall procedures established by the Governmental Entity responsible for such recalls in the relevant country.

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1.4 Training and Support. The Jireh Parties and the Diedrich Parties agree to develop and maintain formal training programs for personnel providing products and services related to the Marks in accordance with each party’s own specifications. Each party agrees to assist franchisees to perform their respective obligations under franchise agreements; provided that no party nor its Affiliates shall be obligated to provide any kind of financial support to such franchisees. All services and assistance provided to franchisees in connection with the operation of each party’s businesses will be provided by such party or its authorized designee at such party’s own expense.

1.5 Records and Reports. The Jireh Parties and the Diedrich Parties agree to maintain and preserve at their principal offices accurate records pertaining to the development and operation of their respective franchises, including information relating to: franchisee applications; inspection and supervisory reports relating to the operation of franchises; copies of all franchise agreements entered into by each party; records reflecting the financial condition and performance of each party; records of the receipts and expenditures of the marketing fund maintained by each party; and records relating to the sale of coffee.

1.6 Compliance with Laws. The Jireh Parties and the Diedrich Parties agree to execute such instruments and documents that may be required in order to obtain any governmental approvals necessary to comply with applicable legal requirements. The Jireh Parties and the Diedrich Parties will secure and maintain in force in their names all licenses, permits and certificates required to be obtained by them under applicable legal requirements regarding the operations conducted under the Marks. The Jireh Parties and the Diedrich Parties will at all times comply in all material respects with all legal requirements applicable to the operations conducted by each party under the Marks. No advertising by either of the Jireh Parties or the Diedrich Parties will be materially false or misleading. The Jireh Parties and the Diedrich Parties will, in all dealings with the other, and with Governmental Entities and other third parties, be truthful. The Jireh Parties and the Diedrich Parties will notify the others within fifteen (15) calendar days of their receipt of a written notice regarding the commencement of any action, suit or proceeding, or of the issuance of any order, writ, injunction, award or decree of any court or Governmental Entity, that is reasonably likely to have a material adverse affect upon the operation or financial condition of the operations conducted under the Marks.

1.7 Taxes. Neither the Jireh Parties nor the Diedrich Parties shall have any liability for any sales, value added, use, service, stamp duty, occupation, excise, gross receipts, income, property, payroll or other taxes arising from the operations of the other.

1.8 Transfer of Marks to GJCH. As soon as reasonably practicable after the Diedrich Parties receive all of the payments due them under the Trademark License Agreement (which the parties hereto agree is a minimum of US$2,400,000) and the Consulting Agreement (as defined in the Asset Purchase Agreement), and subject to GJGCFC entering into a perpetual Master Franchise Agreement, which agreement shall not require the payment by GJGCFC or the other Diedrich Parties of any franchise fees, royalty fees or any other fees whatsoever, in substantially the form of Exhibit C attached hereto (the ”U.S. Master Franchise Agreement”), GJGC shall transfer all of its right, title and interest in and to the GJGC Marks to the Jireh Parties. Such transfer shall be effected pursuant to a trademark assignment in substantially the form of the Trademark Assignment delivered by GJGC to GJCH at the Closing of the transactions contemplated by the Asset Purchase Agreement.

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1.9 Roasting Capacity. From and after the date of this Agreement, on              days’ prior written notice, the Diedrich Parties agree to make available to the Jireh Parties coffee bean roasting capacity in Diedrich’s Castroville, California roasting plan equal to 20% of Diedrich’s current capacity at such plant at that time; provided that, if Diedrich does not own and operate such roasting facility at the time the request is made, then the Diedrich Parties shall have no obligations under this Section 1.9.

1.10 Term. The obligations and covenants contained in this Article I shall become effective on the date hereof and shall continue until GJGC transfers the GJGC Marks to the Jireh Parties pursuant to Section 1.8 hereof.

ARTICLE II

REMEDIES

2.1. Injunctive Relief. The parties hereto hereby agree that the covenants contained in Section 1.1, Section 1.2 and Section 1.3 hereof are necessary to protect the legitimate business interests of the parties hereto. Therefore, the Jireh Parties and the Diedrich Parties acknowledge and agree that their breach of any provision of Section 1.1, Section 1.2 or Section 1.3 is likely to cause irrevocable harm to the to the other parties hereto, for which there may be an inadequate remedy at law and for which the ascertainment of damages would be difficult. Accordingly, in the event of a breach of any term of Section 1.1, Section 1.2 or Section 1.3 by either the Jireh Parties or the Diedrich Parties, the non-breaching parties shall be entitled, in addition to, and without having to prove the inadequacy of other remedies at law (including, without limitation, damages for prior breaches hereof), to specific performance of the provision that is being breached, as well as injunctive relief, and the parties hereto consent to the issuance of such injunction and agree not to assert in any proceeding that money damages would be a sufficient remedy. The parties hereto hereby waive any requirement that the other parties hereto must post any bond or other security in connection with such injunctive relief. In addition, the parties expressly agree that if the scope of any provision contained in Section 1.1, Section 1.2 or Section 1.3 is too broad to permit the enforcement of such restriction to its fullest extent, then such provision shall be enforced to the maximum extent permitted by law, and each of the Diedrich Parties and the Jireh Parties hereby consent and agree that such scope may be judicially limited or modified accordingly in any proceeding brought to enforce such restriction. The rights and remedies provided by this Section 2.1 are cumulative and in addition to any other rights or remedies which any party may have hereunder or at law or in equity.

2.2 Non-Transfer. Until all amounts owing to the Diedrich Parties under the Trademark License Agreement and the Consulting Agreement have been paid, GJGC shall have no obligation to transfer the ownership of the GJGC Marks to the Jireh Parties pursuant to Section 1.8 hereof or otherwise, and the Diedrich Parties shall have no obligation to enter into the U.S. Master Franchise Agreement.

2.3 Termination; Repurchase Right.

(a) This Agreement may be terminated by the Diedrich Parties in the event that: (i) the Jireh Parties, or any of them, breach this Agreement and such breach is not remedied

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by the Jireh Parties within thirty (30) days of the Jireh Parties receiving notice of such breach; or (ii) the Jireh Parties, or any of them, breach the Trademark License Agreement, the Consulting Agreement, or any financing agreement with the National Australia Bank Ltd. that pertains to the transactions contemplated by this Agreement or the transactions contemplated by the Asset Purchase Agreement.

(b) In addition to, and not in limitation of, having the right to terminate this Agreement in accordance with Section 2.3(a) hereof (and without the need to exercise its right of termination), upon the occurrence of any event that would give the Diedrich Parties the right to terminate this Agreement, the Diedrich Parties shall have the right to repurchase the Acquired Assets from the Jireh Parties (the “Repurchase Right”). The purchase price for the Acquired Assets and the Repurchase Right exercise procedures are set forth on Schedule 2.3(b) attached hereto.

ARTICLE III

MISCELLANEOUS

3.1 Further Assurances. Each party hereto shall execute such additional documents and instruments and take such further action as reasonably may be required or desirable to carry out the provisions hereof.

3.2 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the parties hereto.

3.3 Waiver of Compliance; Consents. Any failure of the Diedrich Parties on the one hand, or the Jireh Parties on the other hand, to comply with any obligation, covenant, agreement, or condition herein may be waived by the Diedrich Parties or the Jireh Parties, or any of them, only by a written instrument signed by an officer of the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

3.4 Notices. All notices and other communications hereunder must be in writing and will be deemed given when delivered by hand, by commercial courier or overnight delivery service or by facsimile to the parties at the following addresses (or at such other address that a party may specify by like notice):

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If to the Diedrich Parties, to:

Diedrich Coffee, Inc.
28 Executive Park, Suite 200
Irvine, California 92614
Attn: Chief Executive Officer
Facsimile: (949) 260-1610

With a copy to:

Gibson, Dunn & Crutcher LLP
4 Park Plaza
Irvine, California 92614
Attn: John M. Williams
Facsimile: (949) 475-4673

If to the Jireh Parties, to:

Jireh International Pty. Ltd.
11 Hoyle Avenue
Castle Hill, NSW 2154
Australia
Attn: Nabi Saleh
Facsimile: +61 2 9894 2210

With a copy to:
Foley & Lardner LLP
2029 Century Park East, Suite 3500
Los Angeles, California 90067
Attn: Richard W. Lasater II
Facsimile: (310) 557-8475

Where notice is required or permitted to be given to the Diedrich Parties, notice to Diedrich Coffee, Inc. in accordance with this Section 3.4 shall be deemed to be adequate notice to all of the Diedrich Parties. Where notice is required or permitted to be given to the Jireh Parties, notice to Jireh International Pty. Ltd. in accordance with this Section 3.4 shall be deemed to be adequate notice to all of the Jireh Parties.

3.5 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

3.6 Governing Law. This Agreement will be governed by, construed and enforced in accordance with the laws of the State of California, without regard to conflicts of laws doctrines.

3.7 Fees, Costs and Expenses. Except as otherwise expressly provided in this Agreement, all legal, accounting and other fees, costs and expenses incurred in connection with this Agreement will be paid by the party incurring such fees, costs and expenses. If any party to this Agreement brings any action, suit, counterclaim, appeal, arbitration, mediation or other proceeding, in equity or at law (an “Action”), to enforce this Agreement or to declare rights under this Agreement, in addition to any damages and costs which the prevailing party or parties otherwise would be entitled, the losing party or parties in any such Action shall pay to the

6

prevailing party or parties reasonable attorneys’ fees and costs incurred in connection with such Action and/or enforcing any judgment, order, ruling or award (collectively, a “Decision”) granted by a court, arbitrator or mediator, all of which must be paid whether or not such Action is prosecuted to a Decision. “Prevailing party” means, without limitation, any party who agrees to dismiss an action on the other party’s payment of the sum allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it. If there are multiple claims, the prevailing party is to be determined with respect to each claim separately. The prevailing party is the party that has obtained the greater relief in connection with any particular claim, although, with respect to any claim, it may be determined by the court, arbitrator or mediator that there is no prevailing party.

3.8 Construction. The captions and titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. This Agreement has been jointly prepared by the parties hereto and shall be construed without regard to any presumption or other rule requiring the resolution of any ambiguity regarding the interpretation or construction hereof against the party causing this Agreement to be drafted.

3.9 Submission to Jurisdiction. All actions or proceedings arising in connection with this Agreement shall be tried and litigated in the state or federal courts located in the County of Orange, State of California. The foregoing choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement or any Transaction Document in any jurisdiction other than that specified in this Section 3.9. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section 3.9, and stipulates that the state and federal courts located in the County of Orange, State of California shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 3.9 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 3.4. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

3.10 Entire Agreement. This Agreement, including the schedules attached hereto and incorporated herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter. No discussions regarding or exchange of drafts or comments in connection with the transactions contemplated herein will constitute an agreement among the parties hereto.

3.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one instrument. Signatures transmitted electronically or by facsimile shall be deemed original signatures.

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IN WITNESS WHEREOF, the parties hereto have executed this Brand Management Agreement as of the date first above written.

The Diedrich Parties:

GLORIA JEAN’S GOURMET COFFEES CORP.

By:
Name:
Title:

GLORIA JEAN’S GOURMET COFFEES FRANCHISING CORP.

By:
Name:
Title:

DIEDRICH COFFEE, INC.

By:
Name:
Title:

The Jireh Parties:

GLORIA JEAN’S COFFEES INTERNATIONAL PTY. LTD.

By:
Name:
Title:

GLORIA JEAN’S COFFEES HOLDINGS PTY. LTD.

By:
Name:
Title:

JIREH INTERNATIONAL PTY. LTD.

By:
Name:
Title:

JIREH GROUP PTY. LTD.

By:
Name:
Title:

SCHEDULE 2.3(b)

To be mutually agreed upon by the parties hereto between the date of the Asset Purchase Agreement and the Closing Date.

EXHIBIT F

ESTOPPEL CERTIFICATE

TO:	Gloria Jean’s International Pty. Ltd.

11 Hoyle Avenue

Castle Hill, NSW 2154

Australia

Franchisee hereby declares the following to be true, so far as known to Franchisee:

1. Franchisee is the franchisee under that certain Master Franchise Agreement, dated              (the “MFA”), by and between Gloria Jean’s Gourmet Coffee Franchising Corp., as Franchisor, and             , as Franchisee. A copy of the MFA, as amended (if applicable), is attached hereto as Exhibit A.

2. Except as set forth on Schedule 2 attached hereto, there are no amendments, renewals, extensions or modifications of the MFA.

3. The MFA is in full force and effect and required, and presently requires, the payment of the initial and continuing fees and royalties described on Schedule 3 attached hereto.

4. In addition to the fees and royalties described on Schedule 3, the MFA requires the payment of the additional amounts listed on Schedule 4 attached hereto.

5. Franchisee purchases its supply of products under the agreements (the “Supply Agreements”) identified on Schedule 5 attached hereto.

6. The MFA term commenced on              and expires on             .

7. Franchisee has no right to cancel the MFA prior to the expiration of its term, except in the event of the Franchisor’s breach of the MFA.

8. As of the date hereof, no breach or dispute exists on the part of the Franchisor under the MFA.

9. As of the date hereof, no breach or dispute exists on the part of the Franchisee under the MFA.

10. As of the date hereof, no breach or dispute exists on the part of Franchisee or any supplier under the Supply Agreements.

11. No fees have been paid in advance by Franchisee, and Franchisee has no defense or offset to any fee or royalty obligations under the MFA.

12. All training, guidance, marketing support and other forms of assistance to be provided by Franchisor have been so provided, and all monetary concessions, allowances, rebates, or similar consideration, have been given.

13. The statements in this Estoppel Certificate may be relied upon by the Franchisor and any subsequent purchaser or assignee of Franchisor, and any lender who extends credit on the security of the MFA.

Dated: , 200	Franchisee:

[insert name]

By:
Name:
Title:

2

EXHIBIT A

COPY OF MFA

See attached.

SCHEDULE 2

List any amendments, renewals, extensions, or modifications of the MFA:

SCHEDULE 3

INITIAL AND CONTINUING FEES AND ROYALTIES

SCHEDULE 4

ADDITIONAL AMOUNTS OWING UNDER THE MFA

SCHEDULE 5

SUPPLY AGREEMENTS

EXHIBIT G

RIGHT OF FIRST REFUSAL AGREEMENT

THIS RIGHT OF FIRST REFUSAL AGREEMENT (this “Agreement”) is made and entered into as of                     , 200  , by and between Gloria Jean’s Gourmet Coffees Corp., an Illinois corporation (“GJGC”), and Gloria Jean’s Gourmet Coffees Franchising Corp., an Illinois corporation (“GJGCFC,” and together with GJGC, the “Seller”), on the one hand, and Gloria Jean’s Coffees International Pty. Ltd., a corporation organized under the laws of Australia (“GJCI”), and Gloria Jean’s Coffees Holdings Pty. Ltd., a corporation organized under the laws of Australia (“GJCH,” and together with GJCI, the “Purchaser”), on the other hand.

WHEREAS, Seller and Purchaser have entered into that certain Asset Purchase Agreement, dated December             , 2004 (the “Asset Purchase Agreement”), pursuant to which Purchaser has agreed to purchase certain assets, and to assume certain liabilities, of Seller; and

WHEREAS, this Agreement is being entered into pursuant to Article V of the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Asset Purchase Agreement.

2. Right of Refusal.

(a) If, during the term of this Agreement, Seller proposes to transfer all or substantially all of the rights (the “US Rights”) that it currently has to operate the Gloria’s Jeans brand in the United States (including Puerto Rico) and that it will have under the U.S. Master Franchise Agreement (to be entered into by Seller and Purchaser upon satisfaction of all of the conditions contained in the License Agreement, the Consulting Agreement and the Brand Management Agreement) to a third party (a “Transfer”), then Seller shall give Purchaser written notice of Seller’s intention to make such Transfer (the ”Transfer Notice”).

(b) The Transfer Notice shall specify the material terms of the proposed Transfer (the “Transfer Terms”), including without limitation, (i) the name of the proposed transferee; (ii) the assets involved; (iii) the purchase price or other consideration (the “Purchase Price”) to be received by Seller in connection with such Transfer; and (iv) the terms and conditions upon which such Transfer is to take place, including the terms of any deferred payment for the US Rights. The Transfer Notice must further state that the Purchaser may acquire the US Rights for the Purchase Price and upon the Transfer Terms. Delivery of the Transfer Notice to Purchaser will be deemed to be an offer by Seller to sell the US Rights at the Purchase Price and upon the Transfer Terms, and such offer may not be withdrawn and will not terminate except as provided in this Section 2.

(c) Purchaser shall have fifteen (15) calendar days after its receipt of the Transfer Notice (the “Purchase Period”) during which to exercise its right to purchase the

US Rights for the Purchase Price and upon the Transfer Terms. For the sake of clarity, if the Transfer Terms provide that the prospective transferee will pay all or a portion of the Purchase Price with a promissory note or other debt instrument or financing arrangement, and if the Purchaser timely delivers the Acceptance Notice (as defined below), Purchaser shall be required to provide financing that is of equal or superior quality to the financing specified in the Transfer Terms, or, in lieu thereof, to pay cash. If Purchaser desires to exercise its right to purchase the US Rights, it shall do so by giving written notice to Seller (the ”Acceptance Notice”) within the Purchase Period. Delivery of the Acceptance Notice to Seller shall create a bonding contract between Purchaser and Seller. Any failure by Purchaser to give written notice within the Purchase Period shall be deemed an election by Purchaser not to purchase the US Rights.

(d) If Purchaser fails to deliver an Acceptance Notice within the Purchase Period, or notifies Seller in writing that it does not desire to purchase the US Rights on the Transfer Terms, then Seller may Transfer the US Rights in accordance with the Transfer Terms specified in the Transfer Notice at any time after the earlier of (i) the expiration of the Purchase Period or (ii) the date upon which Seller receives written notice that Purchaser does not desire to purchase the US Rights.

(e) If Seller purports to make a Transfer without providing a Transfer Notice, or a purported Transfer is made or required to be made pursuant to a court order, the Purchase Period will be deemed to start on the date on which Purchaser, or Purchaser’s President or Chief Executive Officer, as applicable, obtains actual and complete knowledge of the purported Transfer or order. Any such purported Transfer or order will be subject to the rights of the Purchaser hereunder.

3. Term. Unless this Agreement is terminated earlier by Seller, this Agreement shall be effective as of the date first written above and shall expire on the date that GJGC transfers to GJHC the trademarks and trademark applications that are the subject of the Trademark License Agreement of even date herewith.

4. Termination. This Agreement may be terminated by Seller in the event that: (i) Purchaser breaches this Agreement and such breach is not remedied by Purchaser within thirty (30) days of Purchaser receiving notice of such breach; or (ii) Purchaser or any of its Affiliates breach the Consulting Agreement, the Trademark License Agreement, the Brand Management Agreement, or any financing agreement with the National Australia Bank Ltd. that pertains to the transactions contemplated by this Agreement or the transactions contemplated by the Asset Purchase Agreement.

5. Further Assurances. Each party hereto shall execute such additional documents and instruments and take such further action as reasonably may be required or desirable to carry out the provisions hereof.

6. Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of Seller and Purchaser.

7. Waiver of Compliance; Consents. Any failure of Seller on the one hand, or Purchaser on the other hand, to comply with any obligation, covenant, agreement, or condition

2

herein may be waived by Seller or Purchaser, respectively, only by a written instrument signed by an officer of the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

8. Notices. All notices and other communications hereunder must be in writing and will be deemed given when delivered by hand, by commercial courier or overnight delivery service or by facsimile to the parties at the following addresses (or at such other address that a party may specify by like notice):

If to Seller, to:
Gloria Jean’s Gourmet Coffees Corp.
28 Executive Park, Suite 200
Irvine, California 92614
Attn: Chief Executive Officer
Facsimile: (949) 260-1610

With a copy to:

Gibson, Dunn & Crutcher LLP
4 Park Plaza
Irvine, California 92614
Attn: John M. Williams
Facsimile: (949) 475-4673

If to Purchaser, to:

Gloria Jean’s Coffees International Pty. Ltd.
11 Hoyle Avenue
Castle Hill, NSW 2154
Australia
Attn: Nabi Saleh
Facsimile: +61 2 9894 2210

With a copy to:

Foley & Lardner LLP
2029 Century Park East, Suite 3500
Los Angeles, California 90067
Attn: Richard W. Lasater II
Facsimile: (310) 557-8475

9. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

10. Governing Law. This Agreement will be governed by, construed and enforced in accordance with the laws of the State of California, without regard to conflicts of laws doctrines.

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11. Fees, Costs and Expenses. Except as otherwise expressly provided in this Agreement, all legal, accounting and other fees, costs and expenses incurred in connection with this Agreement will be paid by the party incurring such fees, costs and expenses. If any party to this Agreement brings any action, suit, counterclaim, appeal, arbitration, mediation or other proceeding, in equity or at law (an “Action”), to enforce this Agreement or to declare rights under this Agreement, in addition to any damages and costs which the prevailing party or parties otherwise would be entitled, the losing party or parties in any such Action shall pay to the prevailing party or parties reasonable attorneys’ fees and costs incurred in connection with such Action and/or enforcing any judgment, order, ruling or award (collectively, a “Decision”) granted by a court, arbitrator or mediator, all of which must be paid whether or not such Action is prosecuted to a Decision. “Prevailing party” means, without limitation, any party who agrees to dismiss an action on the other party’s payment of the sum allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it. If there are multiple claims, the prevailing party is to be determined with respect to each claim separately. The prevailing party is the party that has obtained the greater relief in connection with any particular claim, although, with respect to any claim, it may be determined by the court, arbitrator or mediator that there is no prevailing party.

12. Construction. The captions and titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. This Agreement has been jointly prepared by Seller and Purchaser and shall be construed without regard to any presumption or other rule requiring the resolution of any ambiguity regarding the interpretation or construction hereof against the party causing this Agreement to be drafted.

13. Submission to Jurisdiction. All actions or proceedings arising in connection with this Agreement shall be tried and litigated in the state or federal courts located in the County of Orange, State of California. The foregoing choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this Section 13. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section 13, and stipulates that the state and federal courts located in the County of Orange, State of California shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 13 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 8. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

14. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter. No discussions regarding or exchange of drafts or comments in connection with the transactions contemplated herein will constitute an agreement among the parties hereto.

4

15. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one instrument. Signatures transmitted electronically or by facsimile shall be deemed original signatures.

5

IN WITNESS WHEREOF, the parties hereto have executed this Right of First Refusal Agreement as of the date first above written.

Seller:

GLORIA JEAN’S GOURMET COFFEES CORP.

By:
Name:
Title:

GLORIA JEAN’S GOURMET COFFEES FRANCHISING CORP.

By:
Name:
Title:

Purchaser:

GLORIA JEAN’S COFFEES INTERNATIONAL PTY. LTD.

By:
Name:
Title:

GLORIA JEAN’S COFFEES HOLDINGS PTY. LTD.

By:
Name:
Title:

EXHIBIT H

TRADEMARK ASSIGNMENT

THIS TRADEMARK ASSIGNMENT (this “Assignment”) is made and entered into as of                     , 200  , by and between Gloria Jean’s Gourmet Coffees Corp., an Illinois corporation (“Assignor”), and Gloria Jean’s Coffees Holdings Pty. Ltd., a corporation organized under the laws of Australia (“Assignee”).

WHEREAS, to Assignor’s knowledge, Assignor is the owner of the trademarks listed on Exhibit A attached hereto, and all other rights appurtenant thereto, including, but not limited to, any and all designs, artwork, logos or other embodiments which have been used or are intended to be used in connection with such trademarks, and all common law rights, trade name rights and causes of action, and the right to recover for past infringement (hereinafter collectively referred to as “Trademarks”);

WHEREAS, Assignor has acquired goodwill associated with and symbolized by said Trademarks and has not abandoned the same;

WHEREAS, Assignor is the owner of the federal (US) and various international trademark applications relating to the Trademarks listed on Exhibit B attached hereto (hereinafter collectively referred to as “Applications”);

WHEREAS, Assignee desires to acquire all rights, title and interest in and to the Trademarks and Applications, registered or unregistered trademarks relating to the Business outside of the United States owned by Assignor, and registered or unregistered trademarks relating to the Business outside of the United States used by Assignor, but owned by licensees or franchisees of Assignor for Assignor’s benefit; and

WHEREAS, Assignor is willing to assign to Assignee all rights, title and interest as Assignor may possess in and to the Trademarks and the Applications, registered or unregistered trademarks relating to the Business outside of the United States owned by Assignor, and registered or unregistered trademarks relating to the Business outside of the United States used by Assignor, but owned by licensees or franchisees of Assignor for Assignor’s benefit; and

NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns and sells to Assignee all rights, title and interest as Assignor may possess in and to the Trademarks set forth in Exhibit A, the Applications set forth in Exhibit B, registered or unregistered trademarks relating to the Business outside of the United States owned by Assignor (except any Trademarks or Applications that are the subject of the Trademark License Agreement between the parties of even date herewith), registered or unregistered trademarks relating to the Business outside of the United States used by Assignor, but owned by licensees or franchisees of Assignor for Assignor’s benefit, any and all past, present and future claims, demands and causes of action based thereon, and the goodwill of any business associated therewith.

Executed by Assignor as of the date first written above.

Assignor:

GLORIA JEAN’S GOURMET COFFEES CORP.

By:
Name:
Title:

STATE OF CALIFORNIA}

COUNTY OF ORANGE}

On                         , 2004, before me,                         , personally appeared                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

Signature of Notary Public

Assignee hereby accepts the foregoing assignment.

Assignee:

GLORIA JEAN’S COFFEES HOLDINGS PTY LTD.

By:
Name:
Title:

STATE OF CALIFORNIA}

COUNTY OF ORANGE}

On                         , 2004, before me,                         , personally appeared                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

Signature of Notary Public

EXHIBIT A

TRADEMARKS

EXHIBIT B

APPLICATIONS

EXHIBIT I

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this “Agreement”) is made and entered into as of                     , 200   by and between Gloria Jean’s Gourmet Coffees Corp., an Illinois corporation (“GJGC”), and Gloria Jean’s Gourmet Coffees Franchising Corp, an Illinois corporation (“GJGCFC,” and together with GJGC, the “Consultants”), on the one hand, and Gloria Jean’s Coffees International Pty Ltd., a company organized under the laws of Australia (“GJCI”), Gloria Jean’s Coffees Holdings Pty. Ltd., a company organized under the laws of Australia (“GJCH”), Jireh International Pty. Ltd., a company organized under the laws of Australia (“Jireh”), and Jireh Group Pty. Ltd., a company organized under the laws of Australia (“Jireh Group,” and together with Jireh, GJCI and GJCH, the “Companies”), on the other hand.

WHEREAS, the Companies and the Consultants have entered into that certain Asset Purchase Agreement dated as of December     , 2004 (the “Asset Purchase Agreement”), pursuant to which GJCI and GJCH have agreed to purchase certain assets, and to assume certain liabilities, of GJGC and GJGCFC; and

WHEREAS, this Agreement is being entered into pursuant to Article V of the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Services. During the term of this Agreement, the Consultants shall make themselves and their representatives available, at reasonable times and on reasonable notice, to provide the Companies with such reasonable consulting and transition services that the Companies, or any of them, may reasonably request. In consideration for the foregoing, the Companies shall be jointly and severally responsible for the payment of the fees set forth on Exhibit A attached hereto (the “Guaranteed Consulting Fees”) to the Consultants. In addition, in connection with the provision of such consulting and transition services, the Companies agree that they will reimburse the Consultants for the fees of and expenses incurred by the Consultants in connection with the provision of such services, including, but not limited to, fees for time spent on consulting matters, travel and lodging expenses, disbursements, and similar expenses. The parties agree that, upon receiving a request to provide services hereunder, the Consultants and the Companies will seek to mutually agree upon the fees and expenses to be paid by the Companies for the services to be rendered by the Consultants. Upon reaching such mutual agreement, the Consultants will provide the Companies with the agreed upon services on the agreed upon terms.

2. Security for Payments. As security for the payment of the Guaranteed Consulting Fees due to the Consultants under this Agreement, and for the payments due under the Trademark License Agreement, the Companies shall provide the following for the benefit of the Consultants:

(a) Concurrent with the execution of this Agreement, the Companies shall obtain and deliver to the Consultants a letter of credit (the “Letter of Credit”) from National

Australia Bank Ltd. (the “Bank”) in favor of the Consultants in an amount equal to US$1,000,000 on the terms and substantially in the form of Exhibit B attached hereto. The Companies shall use commercially reasonable efforts to renew the Letter of Credit on each anniversary of this Agreement until all payments due hereunder have been paid to the Consultants.

(b) GJCH and GJCI hereby grant to GJGC and GJGCFC a security interest in the Acquired Assets, which security interest shall be subject and subordinate only to the lien of the Bank in the Acquired Assets. Concurrent with the execution of this Agreement, GJCH and GJCI shall execute and deliver to GJGC and GJGCFC a Security Agreement and a Form UCC-1 in the form of Exhibit C attached hereto for filing with the California Secretary of State to evidence such security interest granted hereby.

(c) GJCH and GJCI hereby grant to the GJGC and GJGCFC Registered Fixed and Floating Charges over the Acquired Assets, which security interest shall be subject and subordinate only to the lien of the Bank in the Acquired Assets, and agree to provide undertakings supported by a Guarantee and Indemnity of the Companies in an amount equal to the Guaranteed Consulting Fees due under this Agreement.

3. Term of Agreement. Unless terminated earlier by the Consultants in accordance with Section 5 hereof, this Agreement shall commence on the date hereof and shall continue until the Marks are transferred to the Companies in accordance with Section 1.8 of the Brand Management Agreement of even date herewith.

4. Termination by the Companies. The Companies’ obligation to pay the Consultants all of the Guaranteed Consulting Fees is an absolute, irrevocable commitment on the part of the Companies. Without limiting the foregoing, no cancellation or termination of this Agreement, breach of this Agreement by the Consultants, or any of them, or action or inaction on the part of the Consultants (regardless of whether such actions or inactions are intentional, negligent or otherwise), or any of them, shall relieve the Companies from their obligation to pay the Guaranteed Consulting Fees to the Consultants. Furthermore, this Agreement may not be terminated by the Companies, or any of them; provided, however, that if the Consultants, or any of them, breach this Agreement, and such breach is not remedied within fifteen (15) days of the Consultants receiving notice of such breach, the Companies may seek damages for such breach; provided further that, while any such action may be pending, the Companies shall continue to make all payments due the Consultants hereunder.

5. Termination; Repurchase Right; Acceleration.

(a) This Agreement may be terminated by the Consultants in the event that: (i) the Companies, or any of them, breach this Agreement and such breach is not remedied by the Companies within fifteen (15) days of the Companies receiving notice of such breach; or (ii) the Companies, or any of them, breach the Trademark License Agreement, the Brand Management Agreement, or any financing agreement with the Bank that pertains to the transactions contemplated by this Agreement or the transactions contemplated by the Asset Purchase Agreement.

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(b) Repurchase Right. In addition to, and not in limitation of, having the right to terminate this Agreement in accordance with Section 5(a) hereof (and without the need to exercise its right of termination), upon the occurrence of any event that would give the Consultants the right to terminate this Agreement, the Consultants shall have the right to repurchase the Acquired Assets from the Companies (the “Repurchase Right”). The purchase price for the Acquired Assets and the Repurchase Right exercise procedures are set forth on Schedule 5(b) attached hereto.

(c) Upon the occurrence of any event referred to in Section 5(a)(i) or (ii) above, in addition to, and not in limitation of, the other remedies that the Consultants may have, the Consultants shall have the option to cause the Companies to immediately pay the Consultants a sum certain amount equal to the sum of all amounts remaining to be paid under this Agreement. In addition, the amount of any late payments under this Agreement shall accrue interest at a simple rate per annum equal to the lesser of 9% or the maximum rate permitted by applicable law.

6. Transfer of Certain Trademarks. As soon as reasonably practicable after (i) the Consultants receive all of the payments due to them hereunder and (ii) GJCH makes all of the required payments to GJGC under the trademark license agreement by and between GJGC and GJCH of even date herewith (the “Trademark License Agreement”), and subject to the satisfaction of all of the conditions contained in the Brand Management Agreement, GJGC shall transfer to GJCH all of GJGC’s right, title and interest in and to the trademarks and the trademark applications (the “Marks”) that are subject to the Trademark License Agreement. Such transfer shall be effected pursuant to a trademark assignment in substantially in the form of the Trademark Assignment delivered by GJGC to GJCH at the Closing of the transactions contemplated by the Asset Purchase Agreement.

7. Nature of Relationship. At all times during the performance of any services under this Agreement, the Consultants shall act and discharge their duties as independent contractors with respect to the Companies. The Consultants and their respective representatives shall not be deemed agents or employees of the Companies for the purposes of any employee benefit program, income tax withholding, FICA taxes, unemployment benefits or otherwise. The Consultants shall not enter into any agreement or incur any obligations on the Companies’ behalf, or commit the Companies in any manner, without the Companies’ prior written consent.

8. Confidentiality.

(a) The Consultants agrees that they shall not use, except for the Companies’ benefit, or divulge to any person, firm or corporation, either during the term of this Agreement or thereafter, any of the Companies’ trade secrets or other proprietary data or information of any kind whatsoever acquired by the Consultants; provided that, the Consultants’ non-use and confidentiality obligations shall not apply:

(i) to information that, at the time it is disclosed by the Companies to the Consultants, is in the public domain or is otherwise lawfully known to or in the Consultants’ possession;

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(ii) if, after the Companies disclose information to the Consultants, the information becomes a part of the public domain, other than disclosure by the Consultants or their Affiliates, or otherwise becomes lawfully known to the Consultants or their Affiliates; or

(iii) to information that the Consultants are required to disclose by law or other governmental authority; provided that the Consultants shall provide the Companies a reasonable opportunity to seek confidential treatment for such information prior to any disclosure thereof.

(b) The Consultants agree that, upon completion or termination of this Agreement, the Consultants will turn over to the Companies any notebooks, data, information or other material acquired or compiled by the Consultants in carrying out the terms of this Agreement.

(c) The Consultants represent that their performance of the terms of this Agreement does not and will not conflict with the terms of any agreement to which the Consultants are a party that require the Consultants to keep in confidence proprietary information and trade secrets acquired in confidence or in trust. The Consultants will not disclose to the Companies, or induce the Companies to use, any confidential or proprietary information or material belonging to any third party.

9. Further Assurances. Each party hereto shall execute such additional documents and instruments and take such further action as reasonably may be required or desirable to carry out the provisions hereof.

10. Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified, or supplemented only by written agreement of the parties hereto.

11. Waiver of Compliance; Consents. Any failure of the Companies on the one hand, or the Consultants on the other hand, to comply with any obligation, covenant, agreement, or condition herein may be waived by the Companies or the Consultants, or any of them, only by a written instrument signed by an officer of the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

12. Notices. All notices and other communications hereunder must be in writing and will be deemed given when delivered by hand, by commercial courier or overnight delivery service or by facsimile to the parties at the following addresses (or at such other address for a party as may be specified by like notice):

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If to the Consultants, to:

Diedrich Coffee, Inc.
Gloria Jean’s Gourmet Coffees, Inc.
28 Executive Park, Suite 200
Irvine, California 92614
Attn: Chief Executive Officer
Facsimile: (949) 260-1610

With a copy to:

Gibson, Dunn & Crutcher LLP
4 Park Plaza
Irvine, California 92614
Attn: John M. Williams
Facsimile: (949) 475-4673

If to the Companies, to:

Gloria Jean’s Coffees International Pty. Ltd.
11 Hoyle Avenue
Castle Hill, NSW 2154
Australia
Attn: Nabi Saleh
Facsimile: +61 2 9894 2210

With a copy to:

Foley & Lardner LLP
2029 Century Park East, Suite 3500
Los Angeles, California 90067
Attn: Richard W. Lasater II
Facsimile: (310) 557-8475

13. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder. Notwithstanding the foregoing, the Consultants shall have the right to assign the payment of the Guaranteed Consulting Fees without the consent of the Companies, or any of them.

14. Governing Law. This Agreement will be governed by, construed and enforced in accordance with the laws of the State of California, without regard to conflicts of laws doctrines.

15. Fees, Costs and Expenses. Except as otherwise expressly provided in this Agreement, all legal, accounting and other fees, costs and expenses incurred in connection with this Agreement will be paid by the party incurring such fees, costs and expenses. If any party to this Agreement brings any action, suit, counterclaim, appeal, arbitration, mediation or other proceeding, in equity or at law (an “Action”), to enforce this Agreement or to declare rights under this Agreement, in addition to any damages and costs which the prevailing party or parties otherwise would be entitled, the losing party or parties in any such Action shall pay to the prevailing party or parties reasonable attorneys’ fees and costs incurred in connection with such

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Action and/or enforcing any judgment, order, ruling or award (collectively, a “Decision”) granted by a court, arbitrator or mediator, all of which must be paid whether or not such Action is prosecuted to a Decision. “Prevailing party” means, without limitation, any party who agrees to dismiss an action on the other party’s payment of the sum allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it. If there are multiple claims, the prevailing party is to be determined with respect to each claim separately. The prevailing party is the party that has obtained the greater relief in connection with any particular claim, although, with respect to any claim, it may be determined by the court, arbitrator or mediator that there is no prevailing party.

16. Construction. The captions and titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. This Agreement has been jointly prepared by the Companies and the Consultants and shall be construed without regard to any presumption or other rule requiring the resolution of any ambiguity regarding the interpretation or construction hereof against the party causing this Agreement to be drafted.

17. Submission to Jurisdiction. All actions or proceedings arising in connection with this Agreement shall be tried and litigated in the state or federal courts located in the County of Orange, State of California. The foregoing choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement or any Transaction Document (as defined in the Asset Purchase Agreement) in any jurisdiction other than that specified in this Section 17. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section 17, and stipulates that the state and federal courts located in the County of Orange, State of California shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 17 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 12. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

18. Taxes. The Companies hereby agree to indemnify the Consultants to the fullest extent from any withholding taxes that may be imposed on the payments made by the Companies to the Consultants hereunder.

19. Entire Agreement. This Agreement, including the exhibits attached hereto and incorporated herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter. No discussions regarding or exchange of drafts or comments in connection with the transactions contemplated herein will constitute an agreement among the parties hereto.

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20. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one instrument. Signatures transmitted electronically or by facsimile shall be deemed original signatures.

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IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date first above written.

Consultants:

GLORIA JEAN’S GOURMET COFFEES CORP.

By:
Name:
Title:

GLORIA JEAN’S GOURMET COFFEES FRANCHISING CORP.

By:
Name:
Title:

The Companies:

GLORIA JEAN’S COFFEES INTERNATIONAL PTY LTD.

By:
Name:
Title:

GLORIA JEAN’S COFFEES HOLDING PTY LTD.

By:
Name:
Title:

JIREH INTERNATIONAL PTY LTD.

By:
Name:
Title:

JIREH GROUP PTY LTD.

By:
Name:
Title:

EXHIBIT A

GUARANTEED CONSULTING FEES

The Companies shall pay the following fees to the Consultants:

On the first anniversary of this Agreement:	$600,000

On the second anniversary of this Agreement:	$600,000

On the third anniversary of this Agreement:	$600,000

On the fourth anniversary of this Agreement:	$600,000

On the fifth anniversary of this Agreement:	$1,600,000

On the sixth anniversary of this Agreement:	$850,000

EXHIBIT B

FORM OF LETTER OF CREDIT

EXHIBIT C

FORM OF SECURITY AGREEMENT

SCHEDULE 5(b)

To be mutually agreed upon by the parties hereto between the date of the Asset Purchase Agreement and the Closing Date.